UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
______________________
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
ChargePoint Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

240 East Hacienda Avenue
Campbell, CA 95008
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m. Pacific Time on Tuesday, July 9, 2024
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ChargePoint Holdings, Inc., a Delaware corporation ("ChargePoint" or the “Company”), which will be held on Tuesday, July 9, 2024 at 1:00 p.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/CHPT2024. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.
The Annual Meeting is being held for the following purposes:
1.To elect the four Class I directors named in this proxy to the Board of Directors (the “Board”), each to hold office until the 2027 Annual Meeting of Stockholders;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2025;
3.To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement; and
4.To transact such other business as may properly come before the Annual Meeting or any continuation or adjournment thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is May 17, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
On or about May 24, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2024 (“2024 Annual Report”). The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying Proxy Statement and our 2024 Annual Report can be accessed directly at the following Internet address: http://www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary of the Annual Meeting will convene the meeting at 4:00 p.m. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at www.chargepoint.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Tuesday, July 9, 2024 at 1:00 p.m. Pacific Time online at www.virtualshareholdermeeting.com/CHPT2024.
The Proxy Statement and 2024 Annual Report are available at www.ProxyVote.com.
The Board recommends that you vote “FOR” the election of all nominees for director in Proposal No. 1, “FOR” Proposal No. 2, and “FOR” Proposal No. 3.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented.
We appreciate your continued support of ChargePoint Holdings, Inc. and look forward to receiving your proxy.

By Order of the Board

/s/ Rick Wilmer

Rick Wilmer President and Chief Executive Officer
Campbell, California
May 24, 2024
You are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the meeting. You may vote your shares by telephone or over the Internet as instructed in these materials. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

240 East Hacienda Avenue
Campbell, CA 95008
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m. Pacific Time on Tuesday, July 9, 2024
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Directors of ChargePoint Holdings, Inc. (the “Board”) is soliciting your proxy to vote at ChargePoint’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on Tuesday, July 9, 2024 at 1:00 p.m. Pacific Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CHPT2024 where you will be able to listen to the meeting live, submit questions and vote online.
You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2024 (“2024 Annual Report”), are being distributed and made available on or about May 24, 2024. As used in this Proxy Statement, references to “we,” “us,” “our,” “ChargePoint” and the “Company” refer to ChargePoint Holdings, Inc. and its subsidiaries. ChargePoint was a special purpose acquisition company called Switchback Energy Acquisition Corporation (“Switchback”) prior to the closing of the Business Combination on February 26, 2021. As used in this Proxy Statement, the term “Business Combination” represents the transactions contemplated by an agreement and plan of reorganization whereby the entities that previously comprised the business of ChargePoint, Inc. (“Legacy ChargePoint”) merged with and into a subsidiary of the Company. For further information on the Business Combination, please refer to our Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021. Our SEC filings are available to the public on a website maintained by the SEC located at www.sec.gov. We also maintain a website at https://investors.chargepoint.com under the "Financials" heading with our prior SEC filings.
Why are you holding a virtual meeting and how can stockholders attend?
We have adopted a virtual meeting format for our Annual Meeting. We believe a virtual meeting format will provide a consistent experience to all stockholders regardless of geographic location and enhance stockholder access and engagement. To participate in our virtual Annual Meeting, including to vote, ask questions and to view the list of registered stockholders as of the record date during the meeting, visit www.virtualshareholdermeeting.com/CHPT2024 with your 16-digit control number included in the Notice (as defined below), on your proxy card, or in the instructions that accompanied your proxy materials. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
How can stockholders submit questions during the Annual Meeting
If you are logged in as a stockholder at the virtual Annual Meeting, you will have an opportunity to submit questions live at www.virtualshareholdermeeting.com/CHPT2024 during a designated portion of the virtual Annual Meeting. Once you are logged in, type your question into the question box and click “submit.” Subject to time constraints, we intend to answer questions pertinent to the Company and meeting matters submitted by stockholders during the Annual Meeting that comply with our rules of conduct for the Annual Meeting, which will be posted on the meeting website during the meeting.

Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
On or about May 24, 2024, the proxy materials are being distributed to all stockholders of record entitled to vote at the Annual Meeting.
What proxy materials are available on the internet?
The 2024 Proxy Statement and 2024 Annual Report are available at www.ProxyVote.com.
Who can vote at the Annual Meeting?
If you are a stockholder of record as of the record date, you may vote your shares at the Annual Meeting by following the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/CHPT2024. You will be asked to provide the control number from your Notice.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid proxy from your broker, bank or other agent to vote online during the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
The webcast of the Annual Meeting will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:45 p.m. Pacific Time, and you should allow reasonable time for the check-in procedures.
Vote by Proxy
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.
If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time:
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on July 8, 2024 to be counted.
•To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice. Your vote must be received by 11:59 p.m. Eastern Time on July 8, 2024 to be counted.
•To vote using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the proxyholders will vote your shares as you instruct. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted.
We are holding the Annual Meeting online and providing internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Stockholder of Record: Shares Registered in Your Name
If on May 17, 2024 your shares were registered directly in your name with ChargePoint’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on May 17, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are three matters scheduled for a vote:
•Election of the four Class I directors named in this proxy and nominated by the Board, each to serve until the 2027 Annual Meeting of Stockholders;
•Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2025; and
•Advisory approval of the compensation of our named executive officers.
How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•“FOR” the election of Roxanne Bowman, Axel Harries, Mark Leschly and Ekta Singh-Bushell as Class I directors;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2025; and
•“FOR” the advisory approval of the compensation of our named executive officers.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of May 17, 2024. On this record date, there were 425,289,679 shares of our common stock outstanding.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the four Class I director nominees, “For” the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2025, and “For” the approval, on an advisory basis, of the compensation of our named executive officers. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Are guests permitted to attend the Annual Meeting
Guests may attend the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/CHPT2024 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the virtual Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies online, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Saratoga Proxy Consulting LLC to assist us in soliciting proxies for a fee of approximately $10,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting.
Stockholder of Record: Shares Registered in Your Name
If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to ChargePoint’s Secretary at 240 East Hacienda Avenue, Campbell, CA 95008.
•You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 24, 2025 to ChargePoint’s Secretary at 240 East Hacienda Avenue, Campbell, CA 95008 and comply with the requirements in the Company’s Amended and Restated Bylaws (the “Bylaws”) and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If you wish to submit a proposal for next year’s annual meeting that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than April 10, 2025 and not earlier than March 11, 2025, provided, however, that if our 2025 annual meeting of stockholders is held before June 9, 2025 or after September 7, 2025, then your proposal must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which notice or public announcement of the date of such meeting is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2025.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to Proposals No. 2 and 3, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal.
•Proposal No. 1: The election of directors is a matter considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore ChargePoint expects broker non-votes on Proposal No. 1. Thus, if you do not instruct your broker how to vote with respect to Proposal No. 1, your broker may not vote with respect to that proposal.
•Proposal No. 2: Ratification of the selection of PricewaterhouseCoopers LLP is considered to be a routine matter and, accordingly, if you do not instruct your broker or other nominee on how to vote the shares in your account for Proposal No. 2, brokers will be permitted to exercise their discretionary authority to vote for the ratification of the selection of PricewaterhouseCoopers LLP. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted with respect to that proposal.
•Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers is a matter considered non-routine under applicable rules. As described in Proposal 1 above, a broker or other nominee cannot vote without instructions on non-routine matters, and therefore ChargePoint expects broker non-votes on Proposal No. 3. Thus, if you do not instruct your broker how to vote with respect to Proposal No. 3, your broker may not vote with respect to that proposal.
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Broker non-votes will not be counted for purposes of determining the number of shares present online during the meeting or represented by proxy and entitled to vote with respect to Proposals No. 1 or 3. Thus, a broker non-vote will not affect the outcome of the vote on Proposals No. 1 or 3.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares with respect to such matters. These unvoted shares are considered “broker non-votes” with respect to such matters. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal No. 2, our sole “routine” matter, but brokers and nominees cannot use their discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine.” “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as executive compensation (including any advisory stockholder votes to approve executive compensation) and certain corporate governance proposals, even if such proposals are supported by management. Accordingly, your broker or nominee may not vote your shares on Proposals No. 1 or 3 without your instructions, but may vote your shares on Proposal No. 2.
How many votes are needed to approve each proposal?
•Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present virtually or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. “Plurality”

means that the nominees who receive the largest number of votes cast “for” such nominees are elected as directors. Only votes “For” will affect the outcome.
•Proposal No. 2: The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending January 31, 2025 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock present virtually or by proxy at the virtual Annual Meeting and voting affirmatively or negatively on such matter to be approved. You may vote “for,” “against,” or “abstain” with respect to this proposal. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
•Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of votes cast by the holders of shares of our common stock present virtually or by proxy at the virtual Annual Meeting and voting affirmatively or negatively on such matter to be approved. You may vote “for,” “against,” or “abstain” with respect to this proposal. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the meeting, by remote communication, if applicable, or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting’s chairperson or holders of a majority of shares represented at the meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
ChargePoint Holdings, Inc.’s Board of Directors (the “Board”) is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as may be possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class to which such director shall have been appointed or assigned, and until his or her successor is duly elected and qualified, subject to his or her earlier death, disqualification, resignation or removal.
The Board presently has eleven members. There are four directors in the class whose term of office expires in 2024, Roxanne Bowman, Axel Harries, Mark Leschly and Ekta Singh-Bushell. The Board has proposed that each of Roxanne Bowman, Axel Harries, Mark Leschly and Ekta Singh-Bushell be elected as a Class I director at the Annual Meeting.
The nominees listed below are currently directors of the Company and were each recommended for election by the Nominating and Corporate Governance Committee of the Board. Ms. Bowman, Mr. Harries and Mr. Leschly were previously elected by our stockholders and Ms. Singh-Bushell was appointed to the Board in April 2022 following a search process in which nominees were evaluated by existing members of our Board. If elected at the Annual Meeting, each nominee would serve for a three-year term expiring at our 2027 annual meeting and until the election and qualification of her or his successor or, if sooner, her or his death, disqualification, resignation or removal. The Company encourages but does not require its directors to attend its annual meetings. Ten of our eleven directors at the time of our 2023 annual meeting attended our annual meeting of stockholders in 2023.
Vote Required
Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Proxies cannot be voted for more than one person. Each nominee nominated by the Board to serve as Class I director must receive the most “For” votes (among votes properly cast online during the meeting or by proxy) of nominees for the vacancies in such director class in order to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the nominees named below. Only votes “For” will affect the outcome.
The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each of our Class I, Class II and Class III directors.

	Class	Age	Position	Director Since**	Current Term Expires	Expiration of Term for which Nominated
Class I Nominees
Roxanne Bowman(1)	I	57	Director	2019	2024	2027
Axel Harries	I	59	Director	2016	2024	2027
Mark Leschly(1*)(3)	I	55	Director	2009	2024	2027
Ekta Singh-Bushell(2)	I	52	Director	2022	2024	2027
Class II and Class III Continuing Directors
Jeffrey Harris(2*)	II	68	Director	2018	2025	—
Susan Heystee(2)	II	62	Director	2021	2025	—
G. Richard Wagoner, Jr.(2)	II	71	Director	2017	2025	—
Rick Wilmer	III	62	President and Chief Executive Officer, Director	2023	2026	—
Elaine L. Chao	III	71	Director	2021	2026	—
Bruce Chizen(1)(3)	III	68	Chairman of the Board	2014	2026	—
Michael Linse(3*)	III	49	Director	2012	2026	—
________________
*Signifies Chair of the Committee
**Based on service on the boards of ChargePoint and Legacy ChargePoint
(1)Member of the Nominating and Corporate Governance Committee

(2)Member of the Audit Committee
(3)Member of the Compensation and Organizational Development Committee
CLASS I NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2027 ANNUAL MEETING
Roxanne Bowman has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since August 2019. Ms. Bowman has served as Operating Executive at NMS Capital, a private investment firm, since March 2019. From September 2013 to November 2018, Ms. Bowman served as Chief Executive Officer of PowerTeam Services, LLC, a gas and electric utility service provider. Ms. Bowman holds a B.S. in Electrical Engineering from Clemson University and an M.B.A. from the Pamplin College of Business at Virginia Polytechnic Institute and State University. We believe Ms. Bowman is qualified to serve as a member of our Board based on her wide-ranging experience in management, sales, marketing and strategic planning within the utilities industry.

Axel Harries has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since October 2016. Mr. Harries has served as Head of Global Customer Service and Parts for Mercedes-Benz AG, an automotive manufacturing and supply company, since May 2023. Prior to this, since June 1993, Mr. Harries held several roles at Mercedes-Benz AG, including Vice President of Product Management and Sales from June 2017 until May 2023, leading the Connected, Autonomous, Shared & Services and Electric Drive unit, which is responsible for all-electric vehicle architecture from July 2016 to June 2017, leading Quality Management of Mercedes-Benz Cars from July 2014 until July 2016 and Head of the G-Wagon Business Unit at Mercedes-Benz Cars from July 2008 until June 2014. Mr. Harries studied product engineering with finance and management accounting at Furtwangen University, Germany. We believe Mr. Harries is qualified to serve as a member of our Board based on his extensive management experience in the automotive industry and knowledge of Europe’s auto charging market.
Mark Leschly has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since December 2009. Since July 1999, Mr. Leschly has served as a managing partner of Rho Capital Partners, Inc., an investment and venture capital management company. Since 2017, Mr. Leschly has been the chairman and chief executive officer of Universal Tennis, LLC, which is the developer of a software platform for tennis analytics and tournament management. Since 2014, Mr. Leschly has also been the owner and managing member of Iconica LLC, which primarily focuses on investments at the intersection of sports, media and technology. Mr. Leschly served as a director of NGM Biopharmaceuticals, Inc. from January 2008 to May 2022. Mr. Leschly holds an M.B.A. from Stanford Graduate School of Business and a B.A. from Harvard University. We believe Mr. Leschly is qualified to serve as a member of our Board based on his extensive experience in corporate finance and investing in energy companies.
Ekta Singh-Bushell has served as a member of ChargePoint’s Board since April 2022. From May 2016 to June 2017, Ms. Singh-Bushell served as deputy to the first vice president, chief operating officer executive office, at the Federal Reserve Bank of New York. Prior to 2016, Ms. Singh-Bushell worked at Ernst & Young, serving in various roles including global IT Effectiveness leader, U.S. innovation & digital strategy leader, and chief information security officer. Ms. Singh-Bushell has served as a director for numerous public companies including, TTEC Holdings, Inc., since May 2017, Lesaka Technologies Inc., since October 2018, and Huron Consulting Group, since May 2019. Ms. Singh-Bushell previously served as director of Designer Brands, Inc. from September 2018 until May 2022. Ms. Singh-Bushell received her Master of Science in Electrical Engineering & Computer Science from the University of California, Berkeley and her undergraduate degree in engineering from the University of Poona, India. We believe that Ms. Singh-Bushell is qualified to serve as a member of our Board based on her operational experiences with finance, audit, technology and cybersecurity matters and her prior public company board service.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE NAMED NOMINEES IN CLASS I

BOARD AND CORPORATE GOVERNANCE
Continuing Directors
In addition to the director nominees, ChargePoint has seven other directors who will continue in office after the Annual Meeting with terms expiring in 2025 and 2026. The following includes a brief biography of each director composing the remainder of the Board with terms expiring as shown, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable director should serve as a member of our Board.
Class II Directors Continuing in Office Until the 2025 Annual Meeting
Jeffrey Harris has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since December 2018. In 2012, Mr. Harris founded Global Reserve Group LLC, a financial advisory and investment firm focused primarily on the energy and technology industries. In addition, he has been a Venture Partner of Quantum Energy Partners, a private equity firm focused on the energy industry, since 2012. Previously, Mr. Harris was a managing director of Warburg Pincus LLC, a private equity firm, from 1983 until 2011. Mr. Harris served as a director of Knoll, Inc., until July 2021 and of InterPrivate II Acquisition Corp., until December 2022. Mr. Harris holds a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Harvard Business School. We believe Mr. Harris is qualified to serve as a member of our Board based on his extensive financial expertise and knowledge of the energy industry and clean technology.
Susan Heystee has served as a member of ChargePoint’s Board since May 26, 2021. From January 2017 to June 2018, Ms. Heystee was Senior Vice President of Global Automotive Business at Verizon Connect, a fleet management solutions software company. Prior to Verizon Connect, Ms. Heystee served as Executive Vice President of Global Sales and OEM Business at Telogis, Inc., which was acquired by Verizon in July 2016, from February 2010 to December 2016. Ms. Heystee has served as a director of Ouster, Inc., since September 2018. Ms. Heystee holds Bachelor’s degrees in mathematics and business from the University of Waterloo and has completed the Advanced Management Program at Harvard Business School. We believe that Ms. Heystee is qualified to serve as a member of our Board of Directors due to her extensive experience in the technology sector and knowledge of market driven strategies.
G. Richard Wagoner, Jr. has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since February 2017. From 1977 to 2009, Mr. Wagoner held numerous senior positions at General Motors Corporation, including Chairman and Chief Executive Officer from 2003 to 2009. Mr. Wagoner currently serves as a director of Invesco Ltd., since October 2013, and Graham Holdings Inc., since June 2010. Mr. Wagoner previously served as a director of Aleris Corporation from August 2010 until April 2020. Mr. Wagoner holds a bachelor’s degree from Duke University and an M.B.A. from Harvard Business School. We believe Mr. Wagoner is qualified to serve as a member of our Board based on his extensive experience in the automobile industry, general management experience and public company board service.
Class III Directors Continuing in Office Until the 2026 Annual Meeting
Rick Wilmer has served as President and Chief Executive Officer and a member of the Board of Directors for ChargePoint since November 2023. Prior to November 2023, Mr. Wilmer served as Chief Operating Officer from December 2022 until November 2023 and as Chief Customer and Operations Officer after joining ChargePoint in July 2022. Prior to joining ChargePoint, Mr. Wilmer served as the Head of Chowbotics at DoorDash, Inc., a company that operates an online food ordering and food delivery platform, from February 2021 until July 2022. Previously, Mr. Wilmer served as Chief Executive Officer of Chowbotics, Inc., a manufacturer of a fresh food robot, from September 2019 until February 2021. Prior to Chowbotics, Inc., Mr. Wilmer served as Chief Executive Officer of Mojo Networks, a provider of cloud-managed wireless networking, from December 2014 until the acquisition of Mojo Network, Inc. by Arista Networks in August 2018, and following such acquisition, as the General Manager of Arista Networks, Inc.’s Wi-Fi business until September 2019. With more than 30 years of global technology, operations and customer support experience, Mr. Wilmer has global operations experience across North America, Europe and Asia and industry knowledge across multiple technology segments as well as overseas manufacturing and supply chain management. Mr. Wilmer holds a Bachelor of Science in Chemistry from the University of California, Berkeley. We believe Mr. Wilmer is qualified to serve as a member of our Board based on his wide-ranging experience in global operations and manufacturing, management, sales, customer support, executive leadership and strategic planning.

Elaine L. Chao has served as a member of the ChargePoint Board since November 2021. Ms. Chao served as the U.S. Secretary of Transportation from January 2017 to January 2021 and the U.S. Secretary of Labor from January 2001 to January 2009. Ms. Chao has served as a director for numerous public companies and currently serves as a director for The Kroger Co., since August 2021. Ms. Chao served as a director for Hyliion Holdings Corp from August 2021 to March 2023 and for Embark Technology, Inc. from March 2021 to August 2023. Ms. Chao holds a bachelor’s degree in economics from Mount Holyoke College and a Master in Business Administration from the Harvard Business School. We believe that Ms. Chao is qualified to serve as a member of our Board based on her experiences in the public, private and nonprofit sectors, extensive public policy experience and her extensive public company board service.
Bruce Chizen has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since December 2014. Mr. Chizen is currently an independent consultant and has served as Senior Adviser to Permira Advisers LLP, a private equity fund, since July 2008, and as a Venture Partner at Voyager Capital, a venture capital firm, since August 2009 through May 2023. He has also served as an Operating Partner for Permira Growth Opportunities, a private equity fund since June 2018. From 1994 until 2008, Mr. Chizen served in a number of positions at Adobe Systems Incorporated, a provider of design, imaging and publishing software, including as its Chief Executive Officer from 2000 until 2007, President from 2000 until 2005, acting Chief Financial Officer from 2006 until 2007 and Strategic Advisor from 2007 until 2008. Mr. Chizen currently serves as a director of Synopsys, Inc. since April 2001, Oracle Corporation since July 2008, and Informatica Inc. since August 2015. Mr. Chizen holds a bachelor’s degree from Brooklyn College, City University of New York. We believe Mr. Chizen is qualified to serve as a member of our Board based on his extensive executive leadership experience in digital media and software.
Michael Linse has served as a member of ChargePoint’s Board since February 26, 2021 and previously served as a director of Legacy ChargePoint since April 2012. Mr. Linse has served as the Founder and Managing Director of Linse Capital LLC since October 2015, a growth equity firm investing in late-stage technology companies, and Levitate Capital, a venture capital firm, since March 2017. Prior to founding Linse Capital, Mr. Linse served as a partner at Kleiner Perkins Caufield & Byers (“KPCB”) from 2008 until March 2016. Prior to joining KPCB, Mr. Linse worked at Goldman Sachs for over a decade, most recently as Managing Director of the alternative energy investing team. Mr. Linse currently serves as a director of Valens Semiconductor Ltd. Mr. Linse holds a B.A. in Economics from Harvard University and an M.B.A. from Harvard Business School. We believe Mr. Linse is qualified to serve as a member of our Board based on his extensive experience in corporate finance and investing in the alternative energy space.
Independence of the Board of Directors
As required under the New York Stock Exchange (“NYSE”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, the Board has affirmatively determined that the following ten directors are independent directors within the meaning of the applicable NYSE listing standards: Mses. Bowman, Chao, Heystee and Singh-Bushell, and Messrs. Chizen, Harries, Harris, Leschly, Linse and Wagoner. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Mr. Wilmer, our President and Chief Executive Officer, is not an independent director by virtue of his current employment with ChargePoint.
Family Relationships
There are no familial relationships among the ChargePoint directors and executive officers.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board may separate or combine the roles of Chairman of the Board and Chief Executive Officer when and if it deems it advisable and in the best interests of the Company and its stockholders to do so. Currently, the roles are separated, with Rick Wilmer serving as President and Chief Executive Officer and Bruce Chizen serving as the independent Chairman of the Board. The Chairman of the Board presides over all executive sessions of the Board. While the Board does not have a policy requiring the separation of the positions of

Chairman and Chief Executive Officer, at this time, the Company believes that separating these positions aligns the Chairman role with our independent directors and further enhances the independence of our Board from management.
Role of the Board in Risk Oversight
The Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to ChargePoint and its stockholders. While the executive team is responsible for the day-to-day management of risk, one of the Board’s key functions is informed oversight of the Company’s risk management process and regular review and discussion with members of management regarding potential and identified risks, and responses to significant threats or risk events. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that identify, categorize and address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure over the short-term, intermediate-term and long-term, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Such risk oversight also includes reviewing the Company’s cybersecurity and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches. For more information, please refer to Part I, Item 1C, “Cybersecurity,” in our 2024 Annual Report.
The Audit Committee also reviews with management when appropriate any significant regulatory and legal developments that may have a material impact on ChargePoint’s financial statements, compliance programs and policies, and the effectiveness of ChargePoint’s related disclosure controls and procedures. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation and Organizational Development Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Meetings of the Board
During our fiscal year ended January 31, 2024, our Board held thirteen meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.
Information Regarding Committees of the Board
ChargePoint’s Board has established three committees: an Audit Committee; a Compensation and Organizational Development Committee; and a Nominating and Corporate Governance Committee. During the fiscal year ended January 31, 2024, the Audit Committee met ten times, the Compensation and Organizational Development Committee met ten times and the Nominating and Corporate Governance Committee met eight times.
Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee is comprised of four directors: Mses. Heystee and Singh-Bushell and Messrs. Harris and Wagoner.
The composition of our Audit Committee meets the requirements for independence for audit committee members under the listing standards of the NYSE and the rules and regulations of the SEC. In determining that Mr. Harris is independent, our board of directors considered his role as partner of Quantum Energy Group, which beneficially holds approximately 8% of our outstanding stock, and the ”safe harbor” of Rule 10A-3 under the Exchange Act, which provides that an audit committee member who may be deemed to beneficially own less than 10% of a company’s voting stock is not considered an “affiliated person” of such company. Mr. Harris disclaims any beneficial ownership of the shares of our common stock held by Quantum Energy Group. Each member of our Audit Committee also meets the financial literacy requirements of the listing standards of the NYSE. In addition, our Board has determined that Mr. Harris qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE.
The Audit Committee has direct responsibility for oversight of the following:
•evaluating the qualifications, independence and performance of the independent registered public accounting firm, including leading the review and selection of the lead audit engagement partner;
•overseeing and reviewing the integrity of the Company’s accounting and financial reporting process and the audit of the Company’s financial statements;
•overseeing the Company’s compliance with legal and regulatory requirements;
•overseeing the design, implementation and performance of our internal audit function and risk assessment and risk management;
•reviewing the Company’s cybersecurity and other information technology risks, controls and procedures at least annually, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches and steps management has taken to monitor and control cybersecurity risk exposures;
•reviewing and discussing with management the adequacy and effectiveness of our disclosure controls and procedures;
•discussing with the Company’s management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of the Company’s financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of the Company’s financial affairs;
•establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters; and
•reviewing and overseeing all related person transactions in accordance with the Company’s policies and procedures.
The Audit Committee has sole authority to approve the hiring and discharging of the Company’s independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor.
The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://investors.chargepoint.com under “Governance.”
Compensation and Organizational Development Committee
The Compensation and Organizational Development Committee is comprised of three directors: Messrs. Chizen, Leschly, and Linse.
The Compensation and Organizational Development Committee meets the requirements for independence for compensation committee members under the listing standards of the NYSE and the rules and regulations of the SEC. Each member of our Compensation and Organizational Development Committee is also a “non-employee director,” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.
The Compensation and Organizational Development Committee assists the Board in discharging certain of the responsibilities with respect to compensating our executive officers, and the administration and review of the incentive plans for employees and other service providers, including our equity incentive plans, and certain other matters related to our compensation programs. The Compensation and Organizational Development Committee reviews, modifies and approves the overall compensation strategy and policies for the Company, including:
•reviewing annually and recommending to the Board for approval all compensation to be paid or awarded to the Chief Executive Officer. In consultation with the Chief Executive Officer, review annually and determine and approve all compensation to be paid or awarded to all other executive “officers,” as defined in the rules promulgated under Section 16 of the Exchange Act, of the Company, in each case including any severance or change in control agreements, and special or supplemental benefits applicable to such executive officers, evaluating and approving the compensation plans and programs advisable for the Company, as well as evaluating and approving the modification or termination of existing plans and programs. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation;
•establishing annually corporate performance goals and objectives relevant to compensation, in consultation with the Chief Executive Officer, for other executive officers, and evaluating annually, in consultation with the Chief Executive Officer, other executive officer performance against any corporate goals and objectives relevant to such officers’ compensation;
•reviewing periodically and making recommendations to the Board with respect to adoption and approval of, or amendments to, the Company’s equity incentive plans;
•overseeing the management of risks associated with the Company’s compensation policies and programs, including to determine whether any such program encourages undue or inappropriate risk-taking by Company personnel that is reasonably likely to have a material adverse effect on the Company;
•reviewing and providing feedback on Company’s recruitment strategies, diversity and inclusion initiatives, and talent development; and
•preparing the compensation committee report that the SEC requires to accompany the Compensation Discussion and Analysis contained in this Proxy Statement.
The Board has adopted a written Compensation and Organizational Development Committee charter that is available to stockholders on the Company’s website at https://investors.chargepoint.com under “Governance.”
Compensation and Organizational Development Committee Processes and Procedures
The Compensation and Organizational Development Committee plans to meet at least twice each year and may otherwise meet at such times and places as the committee determines. The agenda for each meeting is usually developed by the Chair of the Compensation and Organizational Development Committee, in consultation with the Chief Executive Officer, Chief Legal Officer, Chief People Officer or functional equivalent. The Compensation and Organizational Development Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation and Organizational Development Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation and Organizational Development Committee meetings. The Chief Executive Officer may not be present during voting or deliberations of the Compensation and Organizational Development Committee regarding his compensation.
The charter of the Compensation and Organizational Development Committee grants the committee full access to all books, records, facilities and personnel of the Company. In addition, the Compensation and Organizational Development Committee has the authority, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel, or other advisors of its choosing, and the Company must provide for appropriate funding for payment of reasonable fees to any such advisor retained by the committee. The Compensation and Organizational Development Committee has direct responsibility for the appointment, compensation, termination and oversight of the work of any such advisors engaged for the purpose of advising the committee. Under the charter, the Compensation and Organizational Development Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation and Organizational Development Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration the factors, prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
In the Company’s fiscal year 2024, the Compensation and Organizational Development Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), a national compensation consulting firm, to advise the Compensation and Organizational Development Committee regarding the amount and types of compensation provided to our executive officers and non-employee directors. FW Cook does not provide any services to us other than the services provided to the Compensation and Organizational Development Committee. The Compensation and Organizational Development Committee assessed the independence of FW Cook pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of three directors: Ms. Bowman and Messrs. Chizen and Leschly.

The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the NYSE and the rules and regulations of the SEC. The Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of the Board and the Board’s committees, consistent with criteria approved by the Board, including diversity of race, ethnicity, national origin, gender and sexual orientation;
•selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders;
•developing, evaluating, and recommending to the Board a set of corporate governance guidelines applicable to the Company; and
•leading the periodic performance review of the Board, its committees and management; and any related matters required by the federal securities laws.
The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://investors.chargepoint.com under “Governance.”
Considerations in Evaluating Director Nominees
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, and high personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of ChargePoint, having demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity (including race, ethnicity, national origin, gender and sexual orientation), age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, consistent with our Corporate Governance Guidelines and the Board’s belief that directors should not have “unlimited tenure,” the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE purposes, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, including direct inquiry from the then appointed members of the Board, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote of those present at a meeting at which a quorum is present.
Stockholder Recommendations for Nominations to the Board
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. However, the Nominating and Corporate Governance Committee has the power and authority to establish procedures for submission of director nominees to the Board, including stockholder nominees, as approved by the Board in the Company’s policies and procedures for director candidates and to review and evaluate any stockholder nominees for director submitted in accordance with the Company’s Bylaws and any candidates for the Board recommended by stockholders in accordance with the Company’s policies and procedures for director candidates.
Subject to advance notice provisions contained in our Bylaws, a stockholder may propose the nomination of someone for election as a director at our annual meeting of stockholders by timely written notice to our Secretary. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written notice to ChargePoint’s Corporate Secretary at 240 East Hacienda Avenue Campbell, CA 95008 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Stockholders may not nominate more candidates than are up for election. As discussed in the Company’s Bylaws, the notice must set forth: (A) certain information as to each nominee such stockholder proposes to nominate at the meeting as set forth in the Company’s Bylaws, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected, and (B) certain information as to, and certain representations and certifications from, the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, as set forth in the Company’s Bylaws. In accordance with our Bylaws and Rule 14a-19 of the Exchange Act, a nominating stockholder must also represent that he or she intends to solicit proxies in accordance with Rule 14a-19. Nominations will be disregarded if the nominating stockholder gives notice of its intent to solicit proxies using a universal proxy but subsequently fails to meet the requirements of Rule 14a-19 to file a Proxy Statement or solicit at least 67% of the shares entitled to vote.
Investor Outreach
During fiscal 2024, we conducted targeted investor outreach in advance of our 2023 Annual Meeting. We engaged with institutional investors representing, at the time, approximately 22% of our outstanding stock ownership. Our Chairman participated in our outreach efforts, along with a member of our senior management team and investor relations team. In addition to our investor outreach prior to our 2023 Annual Meeting, our senior management and investor relations team routinely engages with investors and analysts through our investor relation function at quarterly earnings calls, industry presentations, conferences and "roadshow" meetings.
Communicating with the Board
Stockholders and any interested party may communicate directly with the independent directors either by writing to the Board, a Board committee, or an individual director at the Company’s principal executive offices at 240 East Hacienda Avenue, Campbell, CA 95008 or by emailing investors@chargepoint.com. Management receives all letters and emails sent and forwards proper communications to the Board, a Board committee, or an individual director, who facilitates an appropriate response. Management generally will not forward communications that are primarily solicitations for products or services, matters of a personal nature that are not relevant for stockholders, matters that are of a type that render them improper or irrelevant to the functioning of the Board, or requests for general information about the Company.
Compensation and Organizational Development Committee Interlocks and Insider Participation
None of the members of the Compensation and Organizational Development Committee has ever been a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation and Organizational Development Committee.
Environmental, Social and Governance Initiatives
In keeping with our values, we are committed to improving our management of Environmental, Social and Governance (“ESG”) matters and their impact on our business. Since 2021 we have taken several steps to align our approach to ESG matters with the interests of our stakeholders, including our stockholders, such as the following:
Environmental
We believe the availability and use of the charging stations in our charging network reduces fossil fuel reliance by our customers. We measure the reduction in greenhouse gas (“GHG”) emissions from our customers’ use of the charging stations in our charging network. Since 2007 through January 31, 2024, we estimate we’ve powered over 9 billion electric miles driven which is:
•Equivalent to avoiding use of more than 360 million gallons of gasoline; and
•Equivalent to 1.9 million metric tons of GHG avoided because of avoiding such gasoline consumption.

We further believe in the merit of reducing GHG through measures aimed at reducing our energy consumption and carbon output, including the following efforts:
•We achieved LEED Certification (gold) at our headquarters in Campbell, CA which is a proven method for improving energy efficiency, reducing carbon emissions and creating healthier working environments.
•Recycling is a standard practice at all office locations as part of our International Organization for Standardization 14001 environmental management standard compliance practices.
•We maintain a re-use program for dated/obsolete charging station equipment. We refurbish returned charging units for sale as part of our return merchandise authorization program. For any charging station units that cannot be refurbished, we ensure that the materials are properly recycled.
Social
•Driven by our commitment to partner with responsible suppliers who share our values, we became a member of the Responsible Business Alliance in 2022, a leader in social, environmental and ethical industry standards, and adopted their form of Supplier Code of Conduct, detailing our requirements for compliance, business integrity, fair labor practices, health and safety, environmental protection, and other relevant protections.
•As part of our mission to cultivate a diverse and inclusive workforce that enables ChargePoint to recruit, promote, retain, and engage all people with the hopes of helping them maximize their careers and drive value for the organization and our customers. This included various efforts to create space and structure for cultural and diversity related celebrations surrounding Black History Month, Hispanic Heritage Awareness Month, Diwali, Women’s History Month, etc.
•In an effort to help employees give back to their local communities, we hosted a virtual food drive in partnership with Second Harvest, a virtual giving tree in partnership with Family Giving Tree and various global giving opportunities through World Food Program, Global Giving, Giving Tuesday India, and Action for Children. We also promote various mental health offerings through Spring Health webinars and Well Springs on key stressors to help employees improve their mental health and build resiliency.
Governance
•In 2021 and 2022, we welcomed three new members of our Board, Elaine L. Chao, Susan Heystee and Ekta Singh-Bushell, improving the gender and ethnic diversity of our Board, an important objective outlined in our Corporate Governance Guidelines.
•In 2023, our Compensation and Organizational Committee adopted minimum stock ownership guidelines that require our executive officers to achieve and maintain minimum levels of ownership of our common stock to more closely align the interests of our key executives with the interests of our stockholders by maintaining a strong link between the Company’s long-term success and the ultimate compensation of our key executives.
•In 2023, our Compensation and Organizational Committee adopted a non-discretionary “clawback” policy applicable to our executive officers and a discretionary “clawback” policy applicable to our senior vice presidents or non-executive members of executive staff, in each case, to recover or recoup incentive-based compensation erroneously received by such executive officer or senior vice president in connection with an accounting restatement due to the material noncompliance of ChargePoint with any financial reporting requirement under the federal securities laws.
For more information about our ESG initiatives, please see our Sustainability website at https://www.chargepoint.com/about/sustainability/. The inclusion of any website address in this Proxy Statement, including any website maintained by the Company, does not incorporate by reference the information on or accessible through the website into this Proxy Statement. You should not consider information contained on our website to be part of this Proxy Statement.
Code of Conduct
The Board has adopted a Code of Conduct. The Code of Conduct applies to all of our employees, officers and directors, as well as all of our contractors, consultants, suppliers and agents in connection with their work for the Company. The full text of the Code of Conduct is on our website at https://investors.chargepoint.com under “Governance.” We intend to disclose future amendments to, or waivers of, the Code of Conduct, as and to the extent required by SEC regulations, at the same location on the website identified above or in public filings. Information contained on the website maintained by the Company is not incorporated by reference into this Proxy Statement, and you should not consider information contained on or accessible through our website to be part of this Proxy Statement.
Corporate Governance Guidelines
The Board documented the governance practices followed by the Company by adopting Corporate Governance Guidelines, as amended, to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to the role of the board and management, principal responsibilities and duties of the Board, Board structure and composition, Board procedures, and Board communication with Company stockholders. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on the Company’s website at https://investors.chargepoint.com under “Governance.”
Transactions in the Company’s Securities
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, employees and agents (such as consultants and independent contractors), as well as certain family members, economic dependents, and any other individuals or entities whose transactions in securities such individual influences, directs or controls. Under this policy, such individuals are prohibited from transacting in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities, and such prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, restricted stock units, restricted stock, stock appreciation rights and other securities issued pursuant to the Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition. In addition, individuals subject to the Insider Trading Policy may not pledge Company securities as collateral for loans without the approval of a compliance officer as defined under the Policy.
Fiscal Year 2024 Director Compensation
Annual Retainer
Pursuant to our non-employee director compensation program, non-employee directors receive the following annual cash compensation paid quarterly in arrears, which did not change as compared to fiscal year 2023:

Board service	$40,000
plus (as applicable):
Board Chair	$30,000
Audit Committee Chair	$20,000
Compensation and Organizational Development Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$8,000
The Company will reimburse non-employee directors for their reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings.
Equity Awards
Non-employee directors receive automatic grants of equity awards under our 2021 Equity Incentive Plan. Upon joining the Board, a new non-employee director will automatically be granted two restricted stock unit awards under the Company’s 2021 Equity Incentive Plan. One restricted stock unit award will have a target value of $200,000 and will vest in three equal annual installments, subject to the non-employee director’s continuing service, on each anniversary of the date of grant. The second restricted stock unit award will have a target value of (i) $185,000 multiplied by (ii) a fraction, the numerator of which is the number of months until the Company’s next annual meeting of stockholders (based on the prior year’s annual meeting date) and the denominator of which is twelve (12) and, subject to the non-employee director’s continuing service, each such restricted stock unit award will vest in full on the date of the next regular annual meeting of the Company’s stockholders held following the date of grant. In connection with each annual meeting of stockholders, each non-employee director who will continue to serve on our Board will receive a restricted stock unit award with an approximate grant date value of $185,000. The number of restricted stock units subject to both the new director equity awards and the annual equity awards is determined by dividing the target equity value allocated to such award by the average closing price of the Company’s Common Stock during the 20 trading days ending on (and including) the trading day prior to the date of grant, rounded down to the nearest whole share. The annual equity awards will vest in full on the earlier of the one-year anniversary of the date of grant or the date of the next annual meeting of stockholders subject to the director’s continued service on the Board through such date. Both new director equity awards and annual equity awards will vest in full in the event of the death or permanent disability of such non-employee director or in the event of a change in control of ChargePoint while the non-employee director remains in service.
The following table sets forth information regarding the compensation of ChargePoint’s non-employee directors during the fiscal year ended January 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		Total ($)
Roxanne Bowman	40,000	187,459	(3)	227,459
Elaine L. Chao	40,000	187,459	(3)	227,459
Bruce Chizen	70,000	187,459	(3)	257,459
Axel Harries	40,000	187,459	(3)	227,459
Jeffrey Harris	60,000	187,459	(3)	247,459
Susan Heystee	40,000	187,459	(3)	227,459
Mark Leschly	48,000	187,459	(3)	235,459
Michael Linse	55,000	187,459	(3)	242,459
Ekta Singh-Bushell	40,000	187,459	(3)	227,459
G. Richard Wagoner, Jr.	40,000	187,459	(3)	227,459
________________
(1)The amounts in this column represent the aggregate grant date fair value of stock awards granted to the non-employee director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on April 1, 2024, for a discussion of the assumptions made by ChargePoint in determining the grant date fair value of its equity awards.
(2)As of January 31, 2024, the following individuals who served as non-employee directors during the year had outstanding options or restricted stock units ("RSUs") with respect to the following number of shares: Bowman - 21,925 RSUs; Chao - 27,349 RSUs; Chizen - options to purchase 338,640 shares and 21,925 RSUs; Harries, Harris, Leschly and Linse - each 21,925 RSUs; Heystee - 25,952 RSUs; Singh-Bushell - 33,346 RSUs; and Wagoner - options to purchase 379,717 shares and 21,925 RSUs.
(3)Each non-employee director was granted an annual award of 21,925 RSUs which was equal to $185,000 divided by the average closing price of our commons stock for the twenty trading days preceding July 18, 2023, with a grant date fair value of $187,458.75. Subject to the non-employee director’s continuing service, each such RSU award will vest in full on the earlier of the one-year anniversary of the date of grant or the date of the regular annual meeting of the Company’s stockholders held in the year following the date of grant.
Stock Ownership Policy
In March 2023, we adopted stock ownership guidelines requiring that our non-employee directors achieve and maintain minimum levels of ownership of our common stock. The levels are based on multiples of each non-employee director’s base cash retainer for Board service. The Compensation Committee, with input from management, recommended to our Board in March 2023 to adopt the Stock Ownership Policy and include it in our Corporate Governance Guidelines. Under our policy, our non-employee directors are required to hold at least three (3) times the value of the director’s annual base cash retainer for Board service in our common stock. The non-employee directors are expected to achieve ownership of our common stock within five years of the date of such director’s appointment or election to our Board, and such ownership is required to be maintained through such director’s term of service. For more information about our Stock Ownership Policy see “Executive Compensation- Stock Ownership Policy.”

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has served as the auditor of Legacy ChargePoint since 2016 and of the Company since 2021. Representatives of PricewaterhouseCoopers LLP are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter will be required to ratify the selection of PricewaterhouseCoopers LLP.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the fiscal years ended January 31, 2024 and 2023 by PricewaterhouseCoopers LLP. All fees described below were pre-approved by the Audit Committee.

	Fiscal Year Ended ($ Thousands)
	2023	2024
Audit Fees(1)	3,703	3,905
Audit-related Fees(2)	240	—
Tax Fees(3)	129	310
All Other Fees(4)	9	2
Total Fees	4,081	4,217
________________
(1)“Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements as filed with the SEC on April 1, 2024, review of our quarterly financial statements to be presented in our quarterly report on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)“Audit-related Fees” consist of fees related to audit and assurance procedures not otherwise included in Audit Fees, which in fiscal year 2023 includes fees for services provided in connection with the preparations and submissions of registration statements.
(3)“Tax Fees” consist of tax return preparation, international and domestic tax studies, consulting and planning.
(4)“All Other Fees” consist of the cost of a subscription to an accounting research tool.
Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee may pre-approve audit and permissible non-audit and tax services provided to the Company by the independent auditors, except where pre-approval is not required because such non-audit services are de minimis under the rules of the SEC, in which case subsequent approval may be obtained. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such preapproval decision is presented to the full Audit Committee at its scheduled meetings.
THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in these disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
Accordingly, our Board is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this Proxy Statement, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of ChargePoint Holdings, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, narrative disclosures, and other related disclosure.”
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter will be required to approve, on an advisory basis, the compensation of our named executive officers.
Because the vote is advisory, it is not binding on us, our Compensation and Organizational Development Committee or our Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, the Board and the Compensation and Organizational Development Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
The Audit Committee serves as the representative of our Board with respect to its oversight of:
•our accounting and financial reporting processes and the audit of our financial statements;
•the integrity of our financial statements, including our internal controls and disclosure controls and procedures;
•our compliance with legal and regulatory requirements;
•overseeing and reviewing our policies for risk assessment and risk management, including cybersecurity risk, and assessing the steps management has taken to control these risks; and
•the independent registered public accounting firm’s appointment, qualifications and independence.
The Audit Committee also reviews the performance of our independent registered public accounting firm, PricewaterhouseCoopers LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees. The Audit Committee has adopted a policy that requires advance approval of all audit, permissible non-audit and tax services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of all audit, permissible non-audit and tax services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or designated members of the Audit Committee, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings) must approve the specific service before the independent registered public accounting firm is engaged to perform such services for us.
The Audit Committee is currently composed of four non-employee directors. Our Board has determined that each current member of the Audit Committee is independent under NYSE and SEC rules, and that Mr. Harris qualifies as an “audit committee financial expert” under the SEC rules.
The Audit Committee provides our Board with such information and materials as it may deem necessary to make our Board aware of financial matters requiring its attention. The Audit Committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in for the fiscal year ended January 31, 2024 included in our Annual Report on Form 10-K with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to our Board.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2024, with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP the accounting firm’s independence.
Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on April 1, 2024, for the fiscal year ended January 31, 2024 for filing with the SEC.
Jeffrey Harris (Chair)
Susan Heystee
Ekta Singh-Bushell
G. Richard Wagoner, Jr.
(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

EXECUTIVE OFFICERS
The following table, other than as noted, sets forth certain information with respect to our current executive officers. Biographical information for our President, Chief Executive Officer and Director Mr. Wilmer is included above with the Director biographies under the caption “Class III Directors Continuing in Office Until the 2026 Annual Meeting.”

Name	Age	Position(s)
Rick Wilmer	62	President, Chief Executive Officer and Director
Mansi Khetani	49	Interim Chief Financial Officer
Rebecca Chavez	46	Chief Legal Officer and Corporate Secretary
Jagdeep Singh	54	Chief Customer Experience Officer(1)
________________
(1)Mr. Singh was appointed Chief Customer Experience Officer and an executive officer of ChargePoint, effective as of March 1, 2024.
Executive Officers
Mansi Khetani. Ms. Khetani has served as the Company's Interim Chief Financial Officer since November 2023. Previously she served as the Senior Vice President, Financial Planning and Analysis from April 2023 to November 2023, and as Vice President, Financial Planning and Analysis from December 2018 to April 2023. Prior to joining ChargePoint, Ms. Khetani served as Senior Director, Financial Planning and Analysis at Gainsight, Inc., a customer success software company, from May 2017 until December 2018. Ms. Khetani received her M.B.A. with a specialization in Financial Management from S. P. Jain Institute of Management and Research and is a Chartered Accountant (India). Ms. Khetani received her Bachelor's degree in Commerce and Economics, from the University of Mumbai.
Rebecca Chavez. Ms. Chavez has served as ChargePoint’s Chief Legal Officer and Corporate Secretary since March 2024. Previously she served as the General Counsel and Corporate Secretary from February 2021 to February 2024. Prior to ChargePoint, Ms. Chavez served in various legal leadership roles at Palo Alto Networks, Inc., a global cybersecurity company, including serving as the Vice President, Deputy General Counsel, Corporate, Securities and M&A, from November 2018 to February 2021, Associate General Counsel and Senior Director, Corporate and Securities, from November 2016 to November 2018 and Director, Corporate and Securities, from August 2015 to November 2016. Prior to joining Palo Alto Networks, Inc., she served as Associate General Counsel, Finance & Governance at Levi Strauss & Co., an American clothing company, from April 2013 to July 2015. Ms. Chavez began her legal career working at Morrison & Foerster LLP followed by Sidley Austin LLP. Ms. Chavez holds a B.A. in Latin American Studies and M.A. in Education from Stanford University and a J.D. from the University of California, Davis School of Law.
Jagdeep Singh. Mr. Singh has served as the Company’s Chief Customer Experience Officer since March 2024. From October 2022 to February 2024, he served as the Company’s Senior Vice President Customer Services. Prior to joining ChargePoint, Mr. Singh served as Senior Vice President and General Manager of Global Customer Services at Hewlett Packard Enterprise, a global information technology company, from May 2015 to October 2022 where he oversaw Global Support, Professional Services, Managed Services, and Customer Success. Mr. Singh received a Masters in Business Administration from Santa Clara University and a Master of Science in Computer Science and Bachelor of Science in Electrical Engineering from California State University, Chico.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our named executive officers during our fiscal year ended January 31, 2024 (“fiscal 2024”), provides an overview of our executive compensation philosophy and objectives, and discusses how and why the Compensation and Organizational Development Committee (the “Compensation Committee”) of our Board arrived at the specific compensation decisions for our named executive officers for our fiscal 2024. During our fiscal 2024, our named executive officers were:
•Rick Wilmer, our President and Chief Executive Officer;
•Mansi Khetani, our Interim Chief Financial Officer;
•Rebecca Chavez, our Chief Legal Officer and Corporate Secretary;
•Michael Hughes, our former Chief Commercial and Revenue Officer;
•Pasquale Romano, our former President and Chief Executive Officer;
•Rex Jackson, our former Chief Financial Officer; and
•William Loewenthal, our former Chief Product Officer.
During fiscal 2024, ChargePoint experienced the following changes to its senior executive leadership. Mr. Romano resigned from his position as our President and Chief Executive Officer, at the request of our Board, effective as of November 16, 2023, and provided transition services through May 16, 2024. Mr. Jackson was terminated as our Chief Financial Officer, effective as of November 16, 2023, and provided transition services through January 1, 2024, and Mr. Loewenthal resigned his position as Chief Product Officer, at the request of Mr. Romano, effective as of September 15, 2023, and provided transition services through January 31, 2024. Further, following the end of fiscal 2024, Mr. Hughes resigned from his position as Chief Commercial and Revenue Officer, effective as of February 29, 2024, and provided transition services through May 1, 2024. For more information related to our executive leadership transitions, see the section “Executive Compensation - Executive Leadership Transitions” set forth below.
Executive Summary
Who We Are
For more than a decade, ChargePoint has been singularly focused on enabling the movement of all people and goods on electricity. Today, we are facilitating mass electric vehicle (EV) adoption with one of the largest charging networks in the world, a strong leadership position in North America and a growing presence in Europe. We are a market leader in electric vehicle fueling and have helped pioneer networked fueling, offering one of the industry’s most comprehensive portfolios of hardware, software and services for commercial, fleet and residential customers. Businesses, fleets and drivers turn to the ChargePoint team for EV charging education, resources and technology as they look to participate in the electrification of transportation.
Compensation Philosophy and Objectives
We believe that to be successful we must hire and retain talented leadership. We recognize that there is significant competition for qualified executives within our industry, especially in California where our headquarters are located, and it can be particularly challenging for companies to recruit executive officers of the caliber necessary to achieve our short-term and long-term objectives. Accordingly, our executive compensation programs are intended to attract and retain this leadership team in a highly competitive talent market and to motivate them to achieve our business objectives. We believe our leadership team possesses the skillset necessary to support our near-term objectives and create long-term value for our stockholders, grow our business and assist in the achievement of our strategic goals.
Our named executive officer compensation program focuses on total compensation composed of a mix of cash and equity compensation, including performance-based equity, which we believe attracts, motivates and retains our leadership team.

Fiscal 2024 Executive Compensation Highlights
In fiscal 2024, we continued to implement aspects of our executive compensation programs established during our fiscal year ended January 31, 2023 (“fiscal 2023”), including:
•Equity awards to certain of the named executive officers granted in fiscal 2023 reflected a two-year front-load of equity compensation for fiscal 2023 and fiscal 2024. The fiscal 2023 equity awards provided to our then-serving executive officers were intended to constitute equity compensation for fiscal 2024 as well as fiscal 2023. The design of the fiscal 2023 equity awards reflected two years of equity incentive compensation and includes an additional fifth year of vesting for retentive purposes in light of the front-loaded nature of the grant. As a result of the design of the fiscal 2023 RSU and PRSU awards, we did not grant regular annual equity awards to our named executive officers who also participated in our fiscal 2023 equity awards during fiscal 2024, other than in the event of a substantial change in role, responsibilities or promotion for such executive officer, as described in more detail below. Further, a portion of the fiscal 2023 equity awards were structured to provide the named executive officers with stock price appreciation objectives, as described below, as well as to provide for significant employment retention incentives following our transition to a publicly traded company.
•Our equity compensation program includes performance-based restricted stock units. Beginning in fiscal 2023, we awarded equity in the form of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”), with each then-serving named executive officer provided 50% of the aggregate target value of their equity awards in the form of RSUs and 50% of such value in the form of PRSUs. RSU and PRSU awards granted to each then-serving named executive officer in fiscal 2023 were intended to comprise the entirety of the equity-based compensation for such executive officer for both fiscal 2023 and fiscal 2024. The PRSUs granted in fiscal 2023 required stock price appreciation objectives to be achieved within five years of the date of grant of such awards and are designed with a progressive earnout schedule so that a higher percentage of the total award is earned when the highest stock price goals are achieved.
•A substantial portion of the total compensation awarded to our executive officers in fiscal 2024 was comprised of “performance-based” compensation components. As described more completely below under “Executive Compensation – Equity Compensation” the PRSUs granted to our executive officers in fiscal 2023 and fiscal 2024 will not vest, and will be forfeited, in the event the PRSUs fail to meet the designated performance-based objectives. Our fiscal 2023 and fiscal 2024 PRSU awards are viewed as an integral part of our executive compensation program and comprise a primary “performance-based” portion of our named executive officer’s total compensation. As of January 31, 2024, no portion of the fiscal 2023 or fiscal 2024 PRSUs had vested. In addition, our executive 2024 annual performance-based bonus opportunities (the “2024 Bonus Program”) are subject to meeting financial performance objectives that are designed to be aligned with our long-term strategy. In fiscal 2024, no bonus awards were paid pursuant to our 2024 Bonus Program because the Company did not achieve the minimum performance goals. These 2024 Bonus Program performance goals were tied to achievement of our annual financial performance objectives, which were set at levels designed to be aggressive but achievable with significant effort, as further detailed below under “Executive Compensation - 2024 Bonus Program.” For more information about the “performance-based” portion of the total compensation awarded to our executive officers in fiscal 2024, see the section “Executive Compensation – Equity Compensation” set forth below.
Advisory Vote on Executive Compensation
At our 2023 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2023 Proxy Statement. The Compensation Committee reviewed and considered the level of support for the 2023 “say-on-pay” vote (approximately 81% of total votes cast with respect to the advisory proposal). Given the vote result, the Compensation Committee determined not to adjust our executive compensation policies or program as a result of the vote. Our Compensation Committee will continue to monitor and evaluate our executive compensation program, considering our stockholders’ views and our evolving business needs. Our Board and our Compensation Committee value the opinions of our stockholders, and we believe that it is important for our stockholders to have an opportunity to vote on this proposal annually, which is consistent with the frequency preferred by our stockholders who voted on the “say-on-pay” frequency proposal at our 2022 Annual Meeting.

Executive Compensation Policies and Practices
We endeavor to design and implement our executive compensation policies and practices in accordance with sound governance standards. The Compensation Committee meets regularly throughout the year to review our executive compensation program to evaluate whether it is consistent with our short-term and long-term goals given the dynamic nature of our business and the markets in which we compete for executive talent. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:
•Independent Compensation Committee—The Compensation Committee is comprised solely of independent directors.
•Independent Compensation Committee Consultant—The Compensation Committee engaged its own compensation consultant to assist with its fiscal 2024 compensation reviews and determinations. This consultant performed no other consulting or other services for us during fiscal 2024.
•Annual Executive Compensation Review—The Compensation Committee conducts an annual review and approval of our compensation practices and strategy.
•Establishing Peer Compensation Group—The Compensation Committee utilizes a compensation peer group for comparative compensation purposes, which is evaluated on an ongoing basis with the assistance of the Compensation Committee’s independent compensation consultant. During fiscal 2024, the Compensation Committee utilized two peer compensation groups. The fiscal 2024 peer compensation group was originally set in fiscal 2023 for fiscal 2024 decisions, though the peer group was revised materially near the end of fiscal 2024 to support changes to executive leadership and to reflect the decline in our stock price and market cap that occurred during fiscal year 2024, as described more completely in the section “Executive Compensation - Executive Leadership Transitions” below.
•Executive Compensation Policies and Practices—Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:
•Multiple Performance Metrics: We use more than one performance metric for our 2024 Bonus Program which is linked to our financial objectives, with bonuses under the 2024 Bonus Program to be determined entirely based on formulaic results rather than our prior practice of also incorporating a qualitative factor. Our 2024 Bonus Program required that a minimum threshold of each performance metric must be achieved to fund any portion of the 2024 Bonus Program.
•“At Risk” Long-Term Performance-Based Equity Incentives: A substantial portion of our named executive officers’ equity incentive awards for fiscal 2024 were PRSUs granted in fiscal 2023, with vesting tied to an increased trading price of our common stock and time-based vesting.
•No Special Health or Welfare Benefits: Our named executive officers participate in broad-based company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees.
•No Post-Employment Tax Reimbursements: We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change in control payments or benefits.
•“Double-Trigger” Change in Control Arrangements: All change in control payments and benefits for our current executive officers are based on a “double-trigger” arrangement (that is, they require both a change in control plus a qualifying termination of employment before payments and benefits are paid).
•Stock Ownership Guidelines: We maintain a guideline that our executive officers achieve and maintain minimum levels of ownership of our common stock.
•Adoption of Clawback Policies: In fiscal 2024, we adopted a non-discretionary “clawback” policy applicable to our executive officers and a discretionary “clawback” policy applicable to our senior vice presidents or non-executive members of executive staff, in each case, to recover or recoup incentive-based compensation erroneously received by such executive officer or senior vice president in connection with an accounting restatement due to the material noncompliance of ChargePoint with any financial reporting requirement under the federal securities laws.

Compensation Governance and the Compensation-Setting Process
Role of Our Compensation Committee and Board
The Compensation Committee is responsible for the oversight of our executive compensation programs, with our Board determining the compensation of our Chief Executive Officer based on recommendations from the Compensation Committee. In setting the compensation of our other executive officers, the Compensation Committee takes into account our Chief Executive Officer’s review of each executive officer’s performance and his recommendations with respect to their compensation. The Compensation Committee’s responsibilities regarding executive compensation are further described in the “Corporate Governance” section of this Proxy Statement.
Roles of Our Executive Officers
In discharging its responsibilities, the Compensation Committee works with members of management, including our Chief Executive Officer. As the leader of the executive team, our Chief Executive Officer provides recommendations to the Compensation Committee regarding the compensation of the other named executive officers. Other members of management support the Compensation Committee’s work by providing data, information and their perspective on the tax and human resource implications of our compensation programs. No named executive officer participates directly in final decisions regarding his or her compensation.
Role of Compensation Consultant
In fiscal 2024, the Compensation Committee engaged FW Cook, a national compensation consulting firm. FW Cook assisted the Compensation Committee in developing multiple compensation peer groups, conducting a review of the compensation of our executive officers and review of our severance and change of control benefits, as well as support on other ad hoc matters through the year, such as our executive leadership transitions described below in the section “Executive Compensation - Executive Leadership Transitions.” In fiscal 2024, the Compensation Committee assessed the independence of FW Cook and determined that no conflict existed that would prevent FW Cook from independently representing the Compensation Committee.
Competitive Data
Our Board and Compensation Committee believe that competitive compensation data provides useful context in making compensation decisions even though our Board and Compensation Committee do not make decisions based solely on competitive compensation data. The Compensation Committee regularly reviews market compensation levels to determine whether total compensation for our executives remains competitive and adjusts when deemed appropriate. Prior to fiscal 2023, the Compensation Committee assessed the competitive market based on survey data. However, beginning in fiscal 2023, the Compensation Committee adopted a peer group of companies to evaluate the competitive market.
As part of its annual compensation review for fiscal 2024, the Compensation Committee, working with FW Cook, established criteria for the Compensation Committee to consider peer group companies for evaluating the competitiveness of the Company’s executive compensation program. The criteria generally excluded companies that recently went public either through an initial public offering or by means of a transaction similar to the Business Combination because the data available and the structure of those companies’ compensation programs was viewed as too underdeveloped to use as a metric for our fiscal 2024 compensation decisions. The criteria included U.S.-based companies with market capitalizations between $4.5 billion and $20 billion, with a focus on companies in the electrical, software, automotive and technology related fields. The analysis included a review of the relevant peer group companies’ trailing last twelve-month revenue, market capitalization, number of worldwide employees and annualized total stockholder return.
The peer companies used by the Compensation Committee for pay comparisons and for evaluating relative performance leading to approval of fiscal 2024 executive compensation are shown below (the “Peer Data”). The Peer Data was updated from the group of peer companies used with respect to fiscal 2023 executive compensation decisions in order to better reflect our updated market capitalization and the relative market capitalization of the members of the Peer Data. The changes included removing Anaplan, Inc., Enphase Energy, Inc., Sunnova Energy International, Inc. and Zscaler, Inc. due to differences in market capitalization, and primary geographic location or labor market. Those companies were replaced with additional companies chosen for industry overlap, similar market capitalization and projected growth valuation. The companies added to the Peer Data for fiscal 2024 include Bloom Energy Corporation, Fastly, Inc., Lyft, Inc., New Relic, Inc., Teradata Corporation and Vontier Corporation. The median annual revenue of the fiscal 2024 peer group at the time it was approved was approximately $856 million and the average market capitalization of the peer group at the time it was approved was approximately $6.1 billion.

Fiscal 2024 Peer Group
Alteryx, Inc.	Lyft, Inc.	Sunrun Inc.
AppFolio, Inc.	New Relic, Inc.	Teradata Corporation
Bloom Energy Corporation	Novanta Inc.	Universal Display Corporation
Cognex Corporation	Plug Power Inc.	Vicor Corporation
Fastly, Inc.	Power Integrations, Inc.	Vontier Corporation
Five9, Inc.
In November 2023, the Peer Data was changed in connection with executive leadership transitions in order to better reflect our updated market capitalization and the relative market capitalization of the members of the Peer Data. See the section “Executive Compensation – Executive Leadership Transitions” set forth below for more information about changes to our Peer Data in connection with our executive leadership transitions.
Compensation Setting Process
In the annual assessment of our executive compensation program, our Board and Compensation Committee consider a number of factors to determine compensation levels and design. Our Board and Compensation Committee adopts a holistic review of the Company’s executive compensation program and did not use a single method or measure in making compensation decisions, nor did it adopt a policy for allocating between different compensation elements. In making fiscal 2024 compensation decisions, our Board and Compensation Committee considered the following factors:
•The experience and skills of each named executive officer;
•The scope of each named executive officer’s role;
•The fiscal 2023 equity awards granted to our ongoing named executive officers that were intended to reflect equity compensation during fiscal 2023 and fiscal 2024;
•The size and vesting schedules of existing equity holdings of each named executive officer;
•A subjective assessment of the performance of each named executive officer;
•The Company’s overall performance;
•Overall compensation parity among the named executive officers;
•An analysis of competitive market conditions and the Peer Data described above; and
•The recommendations of our then-serving Chief Executive Officer in the case of named executive officers other than himself.
Compensation decisions are informed by a variety of factors and the importance of each factor can vary from year to year.
Compensation Elements
The annual compensation of our named executive officers consists of three principal elements: base salary; annual bonus opportunities; and long-term incentives in the form of equity awards. The RSU and PRSU awards issued to our then-serving named executive officers in fiscal 2023 were designed to cover two years of equity award compensation applicable to fiscal years 2023 and 2024 and included an extended vesting schedule of five years. The structure of the awards and the vesting schedule is designed as though the RSU and PRSU awards were granted on an annual schedule over two consecutive years. The purpose of such a design was to properly incentivize our named executive officers to maintain a strong ownership mentality, to enhance immediate employment retention and to increase the potential compensation reward from equity holdings without granting more equity compensation than otherwise would have been awarded over the two years.
As a result of the design of the fiscal 2023 RSU and PRSU awards we did not grant additional equity awards to our named executive officers during fiscal 2024, other than in the event of a substantial change in roles, responsibilities or promotion of such executive officer. We granted RSUs and PRSUs to Mr. Wilmer in connection with his promotion to our President and Chief Executive Officer. In addition, we granted RSUs to Ms. Khetani, our Interim Chief Financial Officer, in May 2023, prior to her appointment as an executive officer. We also granted RSUs to Ms. Khetani and Ms. Chavez, our Chief Legal Officer and Corporate Secretary, in connection with their assumption of additional duties in December 2023.

Further, we granted additional RSUs and PRSUs to Ms. Chavez, who did not serve as a named executive officer in fiscal 2023, in connection with our fiscal 2024 overall compensation review in order to balance her total compensation with that of our other executive officers at the time. See the section "Executive Compensation - Equity Compensation" and “Executive Compensation - Executive Leadership Transitions” for additional information about these equity grants.
The design of our executive compensation program is influenced by a variety of factors. We do not have a specific policy on the percentage allocation between short-term and long-term compensation elements. We also do not target specific percentiles and consider both Peer Data and internal relationships, contributions, experience, performance and roles when making named executive officer compensation decisions. While the pay mix may vary from year to year, the ultimate goal is to achieve our compensation objectives as described above.
Base Salary
Base salaries are designed to provide a stable source of income for our named executive officers and reflect differences in roles, degree of difficulty to replace, experience and performance. In general, the initial base salary of each of our named executive officers is established through arms-length negotiations at the time the officer is hired, considering the competitive market as well as the compensation received by the executive’s prior employer and predecessor within the Company. Thereafter base salaries are reviewed annually or in connection with any promotion or substantial change in duties. During our fiscal 2024 review of salary compensation for our executive officers, our Compensation Committee implemented salary adjustments after considering the Peer Data. In addition, the salaries for Mses. Chavez and Khetani, as well as for Mr. Wilmer, were further adjusted in November and December 2023 in connection with their assumption of additional duties and promotions during fiscal 2024, as more fully described below.
The base annual salaries of our named executive officers during fiscal 2024 were as follows:

Named Executive Officer	Fiscal 2023 Base Salary($)	Fiscal 2024 Base Salary ($)
Rick Wilmer(1)	475,000	625,000
Mansi Khetani(2)(3)	N/A	425,000
Rebecca Chavez(2)(4)	N/A	430,000
Michael Hughes	430,000	450,000
Pasquale Romano	575,000	600,000
Rex Jackson(5)	430,000	450,000
William Loewenthal(2)	N/A	400,000
________________
(1)Mr. Wilmer's base annual salary was increased to $500,000 in connection with our fiscal 2024 compensation review and his base annual salary was further increased to $625,000 in November 2023, in connection with his promotion as our Chief Executive Officer.
(2)Mses. Khetani and Chavez and Mr. Loewenthal were not named executive officers during fiscal year 2023.
(3)Ms. Khetani's base annual salary was $328,507 as of February 1, 2023, and was increased to $361,357 during our annual merit cycle review prior to her appointment as our Interim Chief Financial Officer. Her base annual salary was increased to $425,000 in connection with her appointment as our Interim Chief Financial Officer in November 2023.
(4)Ms. Chavez's base annual salary was $375,000 as of February 1, 2023, and was increased to $400,000 during our annual merit cycle review. Her base annual salary was increased to $430,000 in connection with the assumption of additional duties in December 2023.
(5)Mr. Jackson ceased to serve as our Chief Financial Officer, effective as of November 16, 2023, and separated from service effective, as of January 1, 2024.
2024 Bonus Program
Our 2024 Bonus Program was designed to incentivize achievement of key annual financial performance objectives. Each of our named executive officers has a target bonus expressed as a percentage of the officer’s base salary. These target bonus opportunities are typically reviewed annually. During our fiscal 2024 update of annual incentive compensation for our executive officers, our Compensation Committee implemented a target bonus adjustment for Mr. Romano after considering the Peer Data. In addition, the target bonuses for Mr. Wilmer and Ms. Chavez, were further adjusted in November and December 2023 in connection with their assumption of additional duties and promotions during fiscal 2024, as more fully described below.

The resulting fiscal 2024 target bonus opportunities for our named executive officers were:

Named Executive Officer	Fiscal 2023 Target Bonus Opportunity (as a percentage of base salary)	Fiscal 2024 Target Bonus Opportunity (as a percentage of base salary)
Rick Wilmer(1)	75%	100%
Mansi Khetani(2)	N/A	40%
Rebecca Chavez(2)(3)	N/A	60%
Michael Hughes	75%	75%
Pasquale Romano	100%	110%
Rex Jackson(4)	75%	75%
William Loewenthal(2)(4)	N/A	75%
________________
(1)Mr. Wilmer served as our Chief Operating Officer until November 2023 with a target bonus opportunity of 75% of his base annual salary. Mr. Wilmer’s target bonus opportunity was increased to 100% of his base annual salary in November 2023 in connection with his appointment as our Chief Executive Officer.
(2)Mses. Khetani and Chavez and Mr. Loewenthal were not named executive officers during fiscal year 2023.
(3)Ms. Chavez's initial target bonus opportunity during fiscal 2024 was 50% of her base annual salary and was increased to 60% of her base annual salary in connection with the assumption of additional duties in December 2023.
(4)Mr. Jackson ceased to serve as our Chief Financial Officer, effective as of November 16, 2023, and separated from service, effective as of January 1, 2024, and accordingly was not eligible to receive a payment under the 2024 Bonus Program. Mr. Loewenthal ceased to serve as our Chief Product Officer, effective as of September 15, 2023, and separated from service effective as of January 31, 2024, and was accordingly not eligible to receive a payment under the 2024 Bonus Program.
The Compensation Committee selected annual revenue and adjusted EBITDA as the performance metrics for our 2024 Bonus Program. These metrics were selected to balance top-line growth with a profitability measure to support growth in a disciplined manner with an objective to achieve future positive cash flow within our publicly-stated objectives. Revenue represents the Company’s total revenue measured in accordance with generally accepted accounting principles (GAAP). The Compensation Committee believes annual revenue is the best measure of overall sales performance for the Company and closely aligns with our stockholders’ expectations for our growth. For purposes of the 2024 Bonus Program, adjusted EBITDA is defined as our net loss excluding stock-based compensation expense, amortization expense of acquired intangible assets, professional services fees associated with acquisitions, non-recurring restructuring costs and non-cash charges related to the change in fair value of assumed common stock warrant liabilities, and further adjusted for provision of income taxes, depreciation, interest income and expense and other income and expense (net). The Compensation Committee believes adjusted EBITDA balances the growth and expansion of ChargePoint with its announced positive cash flow and profitability objectives.
Each performance metric of the 2024 Bonus Program was weighted 50% and in order for our named executive officers to earn any bonus, we had to achieve at least 90% of the annual revenue target and 95% of the adjusted EBITDA target. The payout under the 2024 Bonus Program could be increased to 150% of target in the event the management team achieved up to 110% of the annual revenue target and 120% of the adjusted EBITDA target or could be decreased to 1% of target in the event we achieved the minimum thresholds for annual revenue and adjusted EBITDA. With respect to each performance metric, the target bonus percentage was adjusted using linear interpolation for achievement of final performance metrics between the minimum and maximum performance goals. We consider these specific target performance goals to be confidential commercial and financial information, the disclosure of which could result in competitive harm to us. The goals were designed to be challenging but achievable with strong execution against our operating plan. Under the design of the 2024 Bonus Program, any bonus awards that may have been earned would be settled in shares of our common stock in order to further align the interests of participants with our stockholders.
For fiscal 2024, our Compensation Committee determined that annual bonuses should be determined entirely on formulaic, financial results rather than the Company’s prior practice of including a potential qualitative factor adjustment equal to any percentage within the range of plus or minus (+/-) 50% based on the Compensation Committee’s qualitative assessment of the Company’s performance relative to the revenue and adjusted EBITDA goals, in addition to special or significant achievements with respect to employees, customers, partners and stockholders. The Compensation Committee approved this change in order to better align the purpose of properly incentivizing the management team with the goal of achieving no less than the minimum target financial performance metrics.
We did not achieve the minimum thresholds for the revenue and adjusted EBITDA targets resulting in an aggregate 2024 Bonus Program payout of 0%. As a result of the below threshold performance, none of our named executive officers were eligible for a bonus payment with respect to fiscal 2024.

Equity Compensation
Equity awards are an important part of our executive compensation strategy as we believe they help align our named executive officers’ long-term incentives with those of our stockholders and provide longer term retention incentives. Prior to the Business Combination, we used stock options as our primary form of equity compensation. Following completion of the Business Combination in fiscal 2022, we introduced RSUs as our primary equity compensation award. In general, we grant RSUs in connection with the hire and promotion of a named executive officer and in connection with retention purposes aligned with our annual review process. In fiscal 2023, we introduced PRSUs for the purpose of more completely aligning our overall executive compensation objectives with specific and measurable stockholder total return goals tied to increasing our common stock price. As a result, in fiscal 2023, our total equity compensation strategy was 50% time-based RSUs and 50% PRSUs.
The RSU and PRSU awards issued to our then-named named executive officers in fiscal 2023 were designed to cover two years of equity award compensation applicable to fiscal years 2023 and 2024 and included an extended vesting schedule of five years. The structure of the awards and the vesting schedule was designed as though the RSU and PRSU awards were granted on an annual schedule over two consecutive years. The purpose of such a design was to properly incentivize our named executive officers to maintain an ownership mentality, to align with stock price growth, to enhance immediate employment retention, and to increase the potential compensation reward from equity holdings without granting more equity compensation than otherwise would have been awarded over the two years. As a result of the design of the fiscal 2023 RSU and PRSUs, we did not grant additional equity awards to our named executive officers during fiscal 2024, other than in the event of a substantial change in roles, responsibilities or promotion of such executive officer, as described below.
RSU Grants
In fiscal 2023, our then-serving named executive officers received RSU awards intended to be “at-risk” equity compensation for our named executive officers for fiscal 2023 and fiscal 2024, with the size of these RSU awards determined after a review of each officer’s role, responsibilities and performance, each officer’s existing equity position, our overall compensation and retention objectives and the Peer Data. Other than with respect to Ms. Chavez, the RSU awards granted in fiscal 2024 to our named executive officers set forth below were granted in connection with a substantial change in roles, responsibilities a promotion or granted while such individual was not an executive officer. Ms. Chavez was granted an RSU award in March 2023, to further align her total compensation with the compensation granted to our other named executive officers and was granted an RSU award in December 2023 in recognition of her assumption of additional responsibilities in connection with the fiscal 2024 leadership transitions and in recognition of her support of those transitions. The grant date fair value of these fiscal 2024 RSU awards are included in the “Stock Awards” column of our Fiscal Year 2024 Summary Compensation Table:

Name	Grant Date Value of RSUs ($)
Rick Wilmer(1)	1,616,000
Mansi Khetani(2)	1,385,063
Rebecca Chavez(3)(4)	1,069,986
Michael Hughes	—
Pasquale Romano	—
Rex Jackson	—
William Loewenthal	—
________________
(1)Mr. Wilmer was granted an RSU award in connection with his promotion to our Chief Executive Officer in November 2023. The RSUs are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on December 20, 2023, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Mr. Wilmer remains in continuous service on each such vesting date.
(2)Ms. Khetani was granted two separate RSU awards in fiscal 2024. RSUs with a grant date value of $1,112,363 were granted to Ms. Khetani in May 2023, before she was appointed as an executive officer, and are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on May 20, 2023, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Ms. Khetani remains in continuous service on each such vesting date. RSUs with a grant date value of $272,700 were granted to Ms. Khetani in connection with her appointment as our Interim Chief Financial Officer and are subject to a service-based vesting requirement, which will be satisfied over a one-year period quarterly with respect to 1/4th of the shares underlying the RSU (on March 20, June 20, September 20 and December 20 of 2024), provided that Ms. Khetani remains in continuous service on each such vesting date.
(3)Ms. Chavez was granted an RSU award in March 2023 with a grant date value of $463,986, in order to align her total compensation with that of our other executive officers and in recognition of her expanded role and responsibilities, and are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on March 20, 2023, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Ms. Chavez remains in continuous service on each such vesting date. This award was viewed as an extension of the fiscal 2023 RSU award granted to the other named executive officers and was granted with the same vesting schedule as the fiscal 2023 RSU awards.
(4)Ms. Chavez was granted an RSU award in December 2023 with a grant date value of $606,000 in connection with her assumption of additional responsibilities related to our executive leadership transitions, and in recognition of her expanded role and responsibilities, and which are subject to a service-based vesting requirement, which will be satisfied over a two-year period with 50% of the shares vesting on December 20, 2024, and with 1/8th of the shares vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Ms. Chavez remains in continuous service on each such vesting date.
PRSU Grants
In fiscal 2023, we introduced PRSUs as an element of our executive compensation program, with our then-serving named executive officers receiving PRSU awards as 50% of their target annual equity grant. The size of these awards was determined in fiscal 2023 after a review of each officer’s role, responsibilities and performance, each officer’s existing equity position, our overall compensation and performance-based objectives and the peer data we used in fiscal 2023. The PRSUs were intended to comprise “at-risk” equity compensation for our named executive officers for fiscal 2023 and fiscal 2024. Vesting of the PRSUs is dependent upon the satisfaction of both performance- and service-based conditions. The performance-based condition is achieved if the closing price of our common stock is greater than or equal to the applicable stock price appreciation target for at least 20 consecutive trading days at any time during the five-year performance period for the PRSU awards, ending on the fifth anniversary of the date of grant.
The fiscal 2023 PRSUs are also subject to service-based vesting conditions prior to and following achievement of the market condition, with vesting occurring quarterly over five-years from the date of grant. PRSUs that satisfy the achievement of service-based conditions but have not satisfied performance-based conditions are not vested and not released. Conversely, in the event any performance-based condition is satisfied with respect to the PRSUs, any portions of the PRSU awards that have satisfied the service-based conditions will be deemed fully vested and will be released. The purpose of including a service-based vesting condition to the performance-based stock performance requirement is designed to encourage the ongoing retention of a high performing management team in the event performance-based performance goals are achieved. PRSUs that do not satisfy the performance-based stock price conditions are not eligible to vest and will be forfeited five years after the date of grant. Once the performance-based condition for an applicable tranche has been achieved, the PRSUs service-based vesting dates are each March 20th, June 20th, September 20th and December 20th. As of January 31, 2024, none of the performance-based conditions had been satisfied and therefore no portion of the fiscal 2023 PRSUs had vested.
Ms. Chavez was granted a PRSU award under the fiscal 2023 PRSU design in March 2023 to further align her total compensation with the compensation granted to our other named executive officers. In December 2023, Mr. Wilmer was granted a PRSU award in connection with his promotion to the role of Chief Executive Officer. The fiscal 2024 PRSU award granted to Mr. Wilmer reflected the same general design of the fiscal 2023 PRSU awards but with updated stock price triggers to reflect the Company’s lower stock price since the fiscal 2023 awards were granted, a longer performance period for achievement of stock price appreciation targets and a four-year service-based vesting period. Mr. Wilmer’s fiscal 2024 PRSU award is described in greater detail in the section “Executive Compensation - Executive Leadership Transition” below.
The grant date fair value of these fiscal 2024 PRSU awards are included in the “Stock Awards” column of our Fiscal Year 2024 Summary Compensation Table:

Name	Grant Date Value of PRSUs ($)
Rick Wilmer(1)	1,359,552
Mansi Khetani	—
Rebecca Chavez(2)	499,993
Michael Hughes	—
Pasquale Romano	—
Rex Jackson	—
William Loewenthal	—
________________
(1)Mr. Wilmer was granted an additional PRSU award in fiscal 2024 in connection with his promotion to our Chief Executive Officer with stock price triggers different from the fiscal 2023 PRSUs. The fiscal 2024 PRSU award granted to Mr. Wilmer is described more completely in the section “Executive Compensation - Executive Leadership Transition” below.
(2)Ms. Chavez was granted a PRSU award in March 2023 in order to align her total compensation with that of our other executive officers. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if Ms. Chavez remains in continuous service from the date of the grant until each PRSU vesting date occurring after March 20, 2023, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. There are three stock appreciation targets applicable to the PRSUs, the achievement of which will cause the performance-based condition to be satisfied with respect to the following percentage of each award (i) $17 per share/25% of the total PRSUs, (ii) $22 per share/35% of the total PRSUs; and (iii) $30 per share/40% of the total PRSUs. The PRSUs service-based vesting dates are each March 20th, June 20th, September 20th and December 20th. This award was viewed as an extension of the fiscal 2023 PRSU award granted to the other named executive officers and was granted with the same vesting schedule as the fiscal 2023 PRSU awards.
Executive Leadership Transitions
We experienced a number of changes in our senior leadership during fiscal 2024. The following summarizes the compensation decisions associated with these leadership changes. In determining the compensation arrangements for Mr. Wilmer, as well as Ms. Khetani and Ms. Chavez, the Compensation Committee considered market data, market practices for similar management transitions, and the input of our independent compensation consultant, FW Cook. The Compensation Committee further took into consideration modifications to the Peer Data that was used for executive compensation decisions earlier in fiscal 2024 during our annual focal review. In November 2023, the Peer Data set was changed to better reflect our updated market capitalization and the relative market capitalization of the members of the Peer Data. The changes included removing AppFolio, Inc., Cognex Corporation, Five9, Inc., Lyft, Inc., New Relic, Inc., Novanta Inc., Plug Power Inc., Power Integrations, Inc., Teradata Corporation, Universal Display Corporation and Vontier Corporation due to differences in market capitalization, revenue and adjusted EBITDA. Those companies were replaced with additional companies chosen for industry overlap, more similar market capitalization, and revenue growth over the prior twelve months. The companies added to the year-end fiscal 2024 Peer Data for the compensation decisions tied to our executive leadership transitions included Ameresco, Inc., Arlo Technologies, Inc., Array Technologies, Inc., Aspen Aerogels, Inc., Clean Energy Fuels Corp., Evgo, Inc., FuelCell Energy, Inc., PagerDuty, Inc., Stem, Inc., Sunnova Energy International, Inc. and SunPower Corporation.
The year-end fiscal 2024 Peer Data used in connection with compensation decisions tied to our executive leadership transitions is set forth below.

Year-End Fiscal 2024 Peer Group
Alteryx, Inc.	Clean Energy Fuels Corp.	Stem, Inc.
Ameresco, Inc.	Evgo, Inc.	Sunnova Energy International, Inc.
Arlo Technologies, Inc.	Fastly, Inc.	SunPower Corporation
Array Technologies, Inc.	FuelCell Energy, Inc.	Sunrun Inc.
Aspen Aerogels, Inc.	PagerDuty, Inc.	Vicor Corporation
Bloom Energy Corporation
Executive Leadership Transition Compensation
In connection with Mr. Wilmer’s appointment as our President and Chief Executive Officer, Mr. Wilmer entered into a new offer letter with ChargePoint pursuant to which his base annual salary was increased to $625,000, his target fiscal 2024 executive bonus percentage was increased to 100% of his annual base salary and he entered into a new Severance and Change in Control Agreement (the “Wilmer CIC Agreement”) which will terminate on December 31, 2026, and which superseded the severance provisions in Mr. Wilmer’s prior severance and change in control agreement. The compensation adjustments made for Mr. Wilmer's salary, target fiscal 2024 executive bonus percentage and RSU and PRSU equity awards granted in December 2023, and discussed more completely below, each have a value, respectively, below the median for chief executive officers as compared to the year-end fiscal 2024 Peer Data. The Wilmer CIC Agreement is described in more detail in the section “Executive Compensation – Severance and Change in Control Protection.”
We also granted additional RSUs and PRSUs to Mr. Wilmer in December 2023, in connection with his appointment as our President and Chief Executive Officer. The size of these award was determined by the Compensation Committee in light of Mr. Wilmer’s role, responsibilities and performance, our overall compensation and performance-based objectives, changes to our market capitalization since the time the fiscal 2023 PRSUs were granted to our named executive officers and data from the year-end fiscal 2024 Peer Data shown above. The RSU award had a grant date value equal to $1,616,000 and will vest in equal quarterly installments for four years from the date of grant. The PRSU award (the “CEO PRSUs”) had a grant date value equal to $1,359,552 and the vesting of the CEO PRSUs is dependent upon the satisfaction of both performance- and service-based conditions. The performance-based condition is achieved if the closing price of our common stock is greater than or equal to the applicable stock price appreciation target for at least 90 consecutive trading days at any time during the five-year performance period for the CEO PRSUs, ending on the fifth anniversary of the date of grant. The measurement period for the performance-based condition was extended to 90 consecutive days, as compared to 20 consecutive days for the fiscal 2023 PRSU awards, after considering stockholder feedback received during our fiscal 2024 corporate investor outreach efforts. The CEO PRSUs were granted with the intention of incentivizing successively more difficult stock price appreciation targets with the first target representing a nearly 250% increase as compared to ChargePoint's closing stock price of $2.02 per share on the date of grant of the CEO PRSUs. There are four stock price appreciation targets applicable to the CEO PRSUs, each of which will cause the performance-based condition to be satisfied with respect to twenty-five percent of the CEO PRSUs (each of which we refer to as a tranche):
•$5.00 per share;
•$7.50 per share;
•$10.00 per share; and
•$12.50 per share.
The CEO PRSUs are also subject to service-based vesting conditions prior to and following achievement of the performance-based condition, with quarterly vesting over four-years after the date of grant. The portion of the CEO PRSUs that are subject to a stock price appreciation target will vest as of the applicable vesting date to the extent that such stock price appreciation target has been achieved as of such vesting date, otherwise they will remain outstanding and eligible to vest on the next scheduled vesting date, subject to the achievement of the stock price appreciation target. The portion of the CEO PRSUs that do not satisfy the performance-based stock price conditions as of the five-year anniversary of the date of grant will be forfeited. The service-based vesting condition is included to encourage the retention of a high performing executive in the event performance-based performance goals are achieved. The CEO PRSUs service-based vesting dates are each March 20th, June 20th, September 20th and December 20th. As of January 31, 2024, no portion of the CEO PRSUs had vested.
We entered into an addendum to Ms. Khetani’s offer letter (the “Khetani Addendum”) in connection with her appointment as our Interim Chief Financial Officer pursuant to which she received an increase in her base annual salary to $425,000. In addition, Ms. Khetani received a RSU award with a grant date value equal $272,700 (the “Khetani RSUs”). The Khetani RSUs will vest in equal quarterly installments over one year from the date of grant, provided, however, the Khetani RSUs will be subject to full accelerated vesting in the event Ms. Khetani is terminated without Cause (as defined in the Khetani Addendum).
In connection with our executive leadership transitions, Ms. Chavez assumed additional responsibilities related to our human resources and people team. As a result, Ms. Chavez’s base annual salary was increased to $430,000, and her target fiscal 2024 executive bonus percentage was increased to 60% of her annual base salary. In addition, Ms. Chavez received an RSU award with a grant date value equal to $606,000 which will vest over a two-year period, with 50% of the shares vesting on December 20, 2024, and 1/8th of the shares vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Ms. Chavez remains in continuous service on each such vesting date.
The RSU and PRSU awards granted to Mr. Wilmer and Mses. Khetani and Chavez in connection with our executive leadership transitions are included in our “Fiscal 2024 Grants Of Plan-Based Awards Table” below.
Health and Welfare Benefits
Our named executive officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried employees. In the U.S. these benefits include medical, dental, and vision insurance, an employee assistance program, health and dependent care flexible spending accounts, health savings account, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance and commuter benefits.
We design our employee benefits programs to be affordable and competitive in relation to the market. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Retirement Benefits
We maintain a 401(k) retirement plan for our employees, including our named executive officers. Currently, we do not provide company matching contributions to participants in the Section 401(k) plan.
We do not provide pension arrangements for our named executive officers or other employees, nor do we provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.
Perquisites and other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly in fiscal 2024, we provided limited perquisites to Messrs. Romano and Hughes. We provided each with spouse travel and expenses to an annual vacation award for top sales performers.
In the future, we may provide perquisites or other personal benefits if our Compensation Committee deems it appropriate, for example if helpful in recruiting an individual or to assist an individual in the performance of his or her duties, particularly for roles that are outside the United States where certain perquisites are more common.
Employment Arrangements
We have entered into employment offer letters with each of our named executive officers setting forth the initial terms of the officer’s employment. Offer letters with our U.S. named executive officers provide that the officer’s employment will be “at will” and may be terminated at any time.
Severance and Change in Control Protection
Fiscal 2024 Severance and Change In Control Agreements
In connection with becoming a publicly-traded company, we entered into severance and change in control agreements with each of our named executive officers after the consummation of the Business Combination (the “Original CIC Agreements”). We also entered into the same form of severance and change in control agreement with each new executive officer that joined us. The Original CIC Agreements provided for cash severance in connection with qualifying terminations of employment before and after a change in control and for equity acceleration in the event of qualifying terminations of employment in connection with a change in control. The Original CIC Agreements had three-year terms beginning on the consummation of the Business Combination and expired on March 1, 2024. The term of the Original CIC Agreement allowed our Compensation Committee to reassess the terms and conditions periodically. For an estimate of the potential payments and benefits payable under the Original CIC Agreements for our eligible named executive officers as of January 31, 2024, see the section “Fiscal 2024 Potential Payments Upon Termination or Change in Control” below.
Wilmer CIC Agreement
In connection with Mr. Wilmer's appointment as our President and Chief Executive Officer in November 2023, we entered into the Wilmer CIC Agreement. The terms of the Wilmer CIC Agreement were determined after considering the input of FW Cook and metrics from the Peer Data. Pursuant to the Wilmer CIC Agreement, if Mr. Wilmer’s employment with ChargePoint ends due to a Termination without Cause or a Resignation for Good Reason (each as defined in the Wilmer CIC Agreement and each an “Involuntary Termination”), Mr. Wilmer is eligible to receive a lump sum payment equal to the sum of Mr. Wilmer’s then current annual base salary and twelve months of COBRA premiums.
If an Involuntary Termination occurs within three months prior to, or within twelve months after, a Change in Control (as defined in the Wilmer CIC Agreement), then the cash severance payment Mr. Wilmer is eligible to receive is increased to the sum of (i) one and half times (1.5x) the sum of Mr. Wilmer’s annual base salary and target annual bonus and (ii) eighteen months of COBRA premiums. Further, 100% of Mr. Wilmer’s time-based equity awards outstanding at the time of Mr. Wilmer’s Involuntary Termination will vest in full and any outstanding performance-based equity awards will vest at the greater of the target level of achievement or based on actual performance, other than any equity awards excluded from acceleration at the time of grant as provided in such equity award agreement. As a condition to the receipt of severance benefits, Mr. Wilmer must execute a release of claims, resign from all positions with ChargePoint and return all company property. The Wilmer CIC Agreement will terminate automatically on December 31, 2026. For an estimate of the potential payments and benefits payable under the Wilmer CIC Agreement as of January 31, 2024, see the section “Fiscal 2024 Potential Payments Upon Termination or Change in Control” below.
Fiscal 2025 Severance and Change in Control Programs
As noted above, our Original CIC Agreements expired by their terms on March 1, 2024. In February 2024, after considering the input of FW Cook and metrics from the Peer Data, our Compensation Committee adopted the ChargePoint Holdings, Inc. Executive Severance Plan (the “Fiscal 2025 Severance Plan”). Ms. Chavez participates in the Fiscal 2025 Severance Plan and Ms. Khetani participates in a severance plan made generally available to our senior vice presidents and vice presidents. Mr. Wilmer does not participate in the Fiscal 2025 Severance Plan as his severance benefits are governed by the Wilmer CIC Agreement. The primary purpose of the change in control benefits in the Fiscal 2025 Severance Plan is to keep our named executive officers focused in the event we are presented with a corporate transaction that is viewed to be in the best interests of our stockholders, regardless of whether such a transaction may result in their own job loss. We also believe it is necessary to offer these protections in order to offer competitive compensation packages and promote retention of our executive officers.

In the event a participating executive officer is terminated for any reason, the executive officer will be eligible to receive any earned but unpaid salary, unpaid expense reimbursements in accordance with ChargePoint's policy, accrued but unused vacation or leave entitlement, and any vested benefits the executive may have under any employee benefit plan. Further, in the event the executive's employment with ChargePoint is terminated due to death or Disability (as defined in the Fiscal 2025 Severance Plan) then any unvested time-based equity awards will be 100% vested upon such termination of employment, and any performance-based equity awards will be treated as set forth in the applicable award agreement.
The Fiscal 2025 Severance Plan provides that if a participating named executive officer’s employment is terminated by ChargePoint other than for Cause, death or Disability or if the officer resigns for Good Reason (each as defined in the Fiscal 2025 Severance Plan, and each a “Qualified Termination Event”), the officer is eligible to receive a lump sum payment equal to six months of the officer’s then current base salary and COBRA premiums. Under the Fiscal 2025 Severance Plan, if a Qualified Termination Event occurs on the date of, or within one-year after, a Change in Control (as defined in the Fiscal 2025 Severance Plan, and such termination a “CIC Qualified Termination Event”), then the cash severance payment Ms. Chavez is eligible to receive is increased to the sum of (i) 100% of her annual base salary and target annual bonus and (ii) twelve months of COBRA premiums and her time-based equity awards outstanding at the time her employment terminates will vest and any outstanding performance-based equity awards will vest at the greater of the target level of achievement or based on actual performance, other than any outstanding equity awards that specifically provide for treatment in a Change in Control, in which case the provisions of the equity award will prevail. As a condition to the receipt of severance benefits under the Fiscal 2025 Severance Plan, the participant must execute a release of claims, resign from all positions with ChargePoint and return all company property.
Fiscal 2024 Transition and Separation Agreements
As noted above, during fiscal 2024 ChargePoint made significant changes to its senior leadership. Mr. Romano resigned from his position as our President and Chief Executive Officer, at the request of our Board, effective as of November 16, 2023, and provided transition services through May 16, 2024. Mr. Jackson was terminated as our Chief Financial Officer, effective as of November 16, 2023, and provided transition services through January 1, 2024. Mr. Loewenthal resigned his position as Chief Product Officer, effective as of September 15, 2023, at the request of our then current Chief Executive Officer, Mr. Romano, and provided transition services through January 31, 2024. Further, following the end of fiscal 2024, Mr. Hughes resigned from his position as Chief Commercial and Revenue Officer, effective as of February 29, 2024, and provided transition services through May 1, 2024.
In connection with Mr. Romano’s separation from ChargePoint, he entered into a Transition and Separation Agreement and General Release (the “Romano Separation Agreement”) pursuant to which Mr. Romano provided ChargePoint with six months of transition services, during which time Mr. Romano received his existing salary, health and welfare benefits and continued vesting of his outstanding equity awards. Pursuant to the Romano Separation Agreement and in accordance with the terms of Mr. Romano’s existing Severance and Change in Control Agreement, after the end of the transition period and in connection with entering into a final general release of claims, Mr. Romano received a lump sum cash severance payment equal to six months of Mr. Romano’s current salary and a cash payment equal to six months of the employer portion of Mr. Romano’s monthly COBRA premiums. Mr. Romano also received a $200,000 transition bonus payable in cash which was conditioned upon the successful transition of his duties and his assistance during the transition period. In addition, the post-termination exercise period applicable to any of Mr. Romano’s then-outstanding Company stock options were extended to end on the earlier of (i) January 16, 2025, and (ii) the original expiration date of such options. In approving the Romano Separation Agreement, the Compensation Committee considered the need for Mr. Romano to provide successful transition services to our new Chief Executive Officer, Mr. Wilmer, particularly considering Mr. Romano's prior tenure with ChargePoint and the benefit to ChargePoint and its stockholders of obtaining a release of claims in favor of the Company.
In connection with their separation from ChargePoint, Messrs. Jackson, Hughes and Loewenthal each entered into a Transition and Separation Agreement and General Release (the “Executive Separation Agreements”), pursuant to which they provided transition services ending on January 1, 2024, May 1, 2024, and January 31, 2024, respectively. During the applicable transition period, each executive was eligible to receive his existing salary, health and welfare benefits and continued vesting of his outstanding equity awards, although Messrs. Jackson and Loewenthal were not eligible for any payment under our 2024 Bonus Program as each separated on or before January 31, 2024. Pursuant to the Executive Separation Agreements, after the end of the applicable transition period and in connection with entering into a final general release of claims, Messrs. Jackson, Hughes and Loewenthal each received a lump sum cash severance payment equal to six months (four months for Mr. Loewenthal) of his current salary and a cash payment equal to six months (four months for Mr. Loewenthal) of the employer portion of his monthly COBRA premiums. In approving the Executive Separation Agreements, the Compensation Committee considered the need for the continued services of each during a specified transition period and the benefits to ChargePoint and its stockholders of obtaining a release of claims in favor of the Company.
Death and Disability Benefits for Equity Awards
In fiscal 2024, our Compensation Committee considered competitive market practices with respect to accelerated vesting benefits under our equity incentive awards in connection with the termination of employment of our employees due to death or total and permanent disability. As the result of such consideration, our Compensation Committee determined to amend all our outstanding employee equity award agreements and all future equity awards, including options, RSUs and PRSUs, to provide that in the event of a participant's termination of employment due to death or total and permanent disability, the time-based service components of such awards will vest in full. In the case of any PRSUs awards, the awards will only vest to the extent the performance-based vesting conditions have been achieved as of the date of such termination.
For detailed descriptions of the post-employment compensation arrangements with our named executive officers, as well as an estimate of the potential payments and benefits payable under these arrangements, including the amounts received by Messrs. Romano, Jackson, Hughes and Loewenthal in connection with their terminations of employment, see “Fiscal 2024 Potential Payments Upon Termination or Change in Control” below.
Stock Ownership Policy
Our stock ownership guidelines require that our executive officers achieve and maintain minimum levels of ownership of our common stock. The levels are based on multiples of each officer’s base salary. Under our policy, which is included in our Corporate Governance Guidelines, our Chief Executive Officer is required to hold at least five (5) times the value of the Chief Executive Officer’s base salary in our common stock and our other executive officers are required to hold at least one (1) time the value of their respective base salary in our common stock. The Chief Executive Officer and other executive officers are expected to achieve ownership of our common stock within five years of the date of the Chief Executive Officer’s or other executive officer’s appointment, as applicable, and such ownership is required to be maintained through such officer’s term of service. This policy is intended to align the interests of our key executives with the interests of our stockholders by maintaining a strong link between the Company’s long-term success and the ultimate compensation of key executives. The stock ownership requirements are as follows:

Positions	Stock Ownership Guidelines (Multiple of Salary)
Chief Executive Officer	5X
All Other Active Named Executive Officers	1X
Dodd-Frank Policy on Recoupment of Incentive Compensation
In November 2023, our Board adopted a new compensation recovery, or “clawback,” policy providing for the recovery of applicable incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate its financial results due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws as required by the Dodd-Frank Act and corresponding NYSE listing standards.
In addition, we adopted a separate clawback policy that provides the Compensation Committee with the discretion to recover incentive-based compensation paid to employees at the level of senior vice president in connection with a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws.
Report of the Compensation and Organizational Development Committee
Our Compensation and Organizational Development Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, our Compensation and Organizational Development Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be incorporated by reference into our Annual Report on Form 10-K for the year ended January 31, 2024, and included in this Proxy Statement.
Respectfully submitted by the members of the Compensation and Organizational Development Committee of our Board of Directors:
Michael Linse (Chair)
Bruce Chizen
Mark Leschly

Fiscal Year 2024 Summary Compensation Table
The following table shows information regarding the compensation of our named executive officers for the fiscal year ended January 31, 2024 and, to the extent required by SEC disclosure rules, the fiscal years ended January 31, 2023 and January 31, 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Rick Wilmer(2)	2024	521,875	—	2,975,552	—		—		—	—		3,497,427
Chief Executive Officer	2023	232,628	—	8,444,186	—		96,678		—	—		8,773,492
Mansi Khetani(2)	2024	369,142	—	1,385,063	—		—		—	—		1,754,205
Interim Chief Financial Officer	—	—	—	—	—		—		—	—		—
Rebecca Chavez(2)	2024	400,833		1,569,979					—			1,970,813
Chief Legal Officer and Corporate Secretary	—	—	—	—	—		—		—	—		—
Michael Hughes	2024	446,667	—	—	—		—		—	669	(3)	447,336
Chief Commercial and	2023	416,667	—	7,874,156	—		241,875		—	4,016	(4)	8,536,714
Revenue Officer	2022	345,833	—	4,095,000	—		383,250	(6)	—	2,699,709	(5)	7,523,793
Pasquale Romano	2024	595,833	—	—	—		—		—	6,584	(3)	602,418
Former Chief Executive	2023	562,500	—	15,748,311	—		431,250		—	13,472	(4)	16,755,533
Officer	2022	500,000	—	—	43,823,305	(7)	—		—	14,355,780	(5)	58,679,085
Rex Jackson	2024	411,197	—	—	—		—		—	291,121	(3)	702,319
Former Chief Financial	2023	425,000	—	7,874,156	—		241,875		—	—		8,541,031
Officer	2022	362,500	90,000	9,555,000	—		—		—	3,181,229	(5)	13,188,729
William Loewenthal(2)	2024	395,833	—	—	—		—		—	139,445	(3)	535,278
Former Chief Product Officer	—	—	—	—	—		—		—	—		—
________________
(1)The amounts in this column represent the aggregate grant date fair value of stock and option awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on April 1, 2024, for a discussion of the assumptions made in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to a performance condition is based on the probable outcome of the performance condition. Under FASB ASC Topic 718, the vesting condition related to the PRSUs is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the named executive officers that could be calculated and disclosed based on achievement of the underlying market condition.
(2)Mr. Wilmer commenced employment with us in July 2022. Accordingly, compensation information is only provided for the fiscal years ending January 31, 2023 and January 31, 2024. Mses. Khetani and Chavez and Mr. Loewenthal were employed by us, but were not named executive officers, in the fiscal years ending January 31, 2022 or January 31, 2023. Accordingly, compensation information is only provided for the fiscal year ending January 31, 2024.
(3)In the case of (i) Mr. Hughes, includes $669 in travel for himself and his spouse in connection with a corporate event, (ii) Mr. Romano, includes $6,584 in travel and accommodations for himself and his spouse in connection with a corporate event, (iii) Mr. Jackson, includes the full amount of salary severance benefit ($281,250) and COBRA payments ($9,871) pursuant to his Transition and Separation Agreement and General Release, dated November 15, 2023, and (iv) Mr. Loewenthal, includes the full amount of salary severance benefit ($133,333) and COBRA payments ($6,112) pursuant to his Transition and Separation Agreement and General Release, dated September 3, 2023. Amounts payable to Messrs. Hughes and Romano pursuant to their respective Executive Separation Agreement have been excluded from this table as such amounts were not earned as of fiscal 2024 year-end.
(4)In the case of Messrs. Romano and Hughes, includes travel and accommodations for themselves and their respective spouses in connection with a corporate event.
(5)Reflects the value of shares of our common stock issued to holders of vested options upon achievement of earnout conditions in connection with the Business Combination. See Note 12 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on April 3, 2023, for a discussion of the contingent earnout liability.
(6)Reflects sales commissions.
(7)Reflects the incremental fair value associated with a modification of an option granted to Mr. Romano in the fiscal year ended January 31, 2020. As originally granted, the option was eligible to vest if we achieved positive operating income for the fiscal year ending January 31, 2024. Effective upon consummation of the Business Combination, the option was amended so that it became fully vest in a single installment on January 31, 2024, subject to Mr. Romano’s service through the vesting date. Because Mr. Romano was employed by us as of January 31, 2024, this option vested in full.

Fiscal Year 2024 Grants Of Plan-Based Awards Table
The following table sets forth certain information regarding each plan-based award granted to our named executive officers during our fiscal year ended January 31, 2024.

Name	Grant Date(1)		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Under-lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Rick Wilmer	12/1/23		—	—	—	240,000	960,000	(4)	—	—		—	—	1,359,552
	12/1/23		—	—	—	—	—		—	800,000	(5)	—	—	1,616,000
	N/A	(3)	—	—	—	—	—		—	—		—	—	0
Mansi Khetani	5/1/23		—	—	—	—	—		—	131,485	(6)	—	—	1,112,363
	12/1/23		—	—	—	—	—		—	135,000	(7)	—	—	272,700
	N/A	(3)	—	—	—	—	—		—	—		—	—	0
Rebecca Chavez	3/1/23		—	—	—	15,223	60,892	(8)	—	—		—	—	499,993
	3/1/23		—	—	—	—	—		—	41,876	(9)	—	—	463,986
	12/1/23		—	—	—	—	—		—	300,000	(10)	—	—	606,000
	N/A	(3)	—	—	—	—	—		—	—		—	—	0
Michael Hughes	N/A	(3)	—	—	—	—	—		—	—		—	—	0
Pasquale Romano	N/A	(3)	—	—	—	—	—		—	—		—	—	0
Rex Jackson	N/A	(3)	—	—	—	—	—		—	—		—	—	0
William Loewenthal	N/A	(3)	—	—	—	—	—		—	—		—	—	0
________________
(1)Pursuant to our equity grant policy, unless the board or compensation committee approves an exception, employee equity awards are granted effective as of March 1, June 1, September 1 and December 1 each year.
(2)The amounts in this column represent the aggregate grant date fair value of the equity awards granted to the officer computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on April 1, 2024 for a discussion of the assumptions made in determining the grant date fair value of our equity awards.
(3)When it established the fiscal 2024 Bonus Program, the Compensation Committee determined that any earned bonus would be settled in a grant of fully vested shares of ChargePoint common stock. Because the right to stock settlement was embedded in the approved terms of the 2024 Bonus Program, the amount reported in this table is calculated based on the grant date fair value and the associated number of shares for the award. Because there was no payout under the 2024 Bonus Program as the threshold performance goals were not achieved, no amounts are included in this table. As disclosed in the CD&A, each named executive officer was granted a bonus target as a percentage of the named executive officer’s base salary as follows: Mr. Wilmer, 100%; Ms. Khetani, 40%; Ms. Chavez, 60%; Mr. Hughes, 75%; Mr. Romano, 110%; Mr. Jackson, 75% and Mr. Loewenthal, 75%.
(4)Represents PRSU awards made pursuant to our 2021 Equity Incentive Plan. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after December 20, 2023, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above. The PRSU’s service-based vesting dates are each March 20th, June 20th, September 20th, and December 20th, with a four-year service-based vesting schedule and a five-year performance period. The amount reported in threshold represents the number of PRSUs that will vest if only one of the stock price triggers are achieved and the amount reported as target represents the number of PRSUs that will vest if all of the stock price triggers are achieved as the award does not have a target vesting level.
(5)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which will be satisfied over a four-year period commencing on December 20, 2023 with respect to 1/16th quarterly thereafter, provided that such officer remains in continuous service on each such vesting date. Quarterly vesting dates are March 20, June 20, September 20 and December 20.
(6)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which will be satisfied over a four-year period commencing on May 20, 2023, with respect to 1/16th quarterly thereafter, provided that such officer remains in continuous service on each such vesting date. Quarterly vesting dates are June 20, September 20, December 20 and March 20.
(7)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which will be satisfied over a one-year period commencing on December 20, 2023, with respect to 1/4th quarterly thereafter, provided that such officer remains in continuous service on each such vesting date. Quarterly vesting dates are March 20, June 20, September 20 and December 20.
(8)Represents PRSU awards made pursuant to our 2021 Equity Incentive Plan. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after March 20, 2023, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above. The PRSU’s service-based vesting dates are each March 20th, June 20th, September 20th, and December 20th, with a four-year service-based vesting schedule and a four-year performance period. The amount reported in threshold represents the number of PRSUs that will vest if only one of the stock price triggers are achieved and the amount reported as target represents the number of PRSUs that will vest if all of the stock price triggers are achieved as the award does not have a target vesting level.
(9)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which will be satisfied over a four-year period commencing on March 20, 2023, with respect to 1/16th quarterly thereafter, provided that such officer remains in continuous service on each such vesting date. Quarterly vesting dates are June 20, September 20, December 20 and March 20.

(10)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which will be satisfied over a two-year period commencing on December 20, 2023, with respect to 50% of the shares after one-year and 1/8th quarterly thereafter, provided that such officer remains in continuous service on each such vesting date. Quarterly vesting dates are March 20, June 20, September 20 and December 20.
Outstanding Equity Awards at Fiscal Year 2024 Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of January 31, 2024.
The vesting schedule applicable to each outstanding award is described in the footnotes to the table below. For information regarding the vesting acceleration provisions applicable to our named executive officers’ equity awards, see “Fiscal 2024 Potential Payments Upon Termination or Change in Control” below. Messrs. Jackson and Loewenthal did not hold any outstanding equity awards as of January 31, 2024.

		Option Awards						Stock Awards
Name	Vesting Start Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Rick Wilmer	07/11/22	—	—		—	—	—	152,552	(5)	289,849	—		—
	12/22/22	—	—		—	—	—	135,477	(6)	257,406	—		—
	12/01/23	—	—		—	—	—	800,000	(6)	1,520,000	—		—
	07/11/22	—	—		—	—	—	—		—	65,257	(10)	123,988
	12/01/23	—	—		—	—	—	—		—	240,000	(11)	456,000
Mansi Khetani	01/07/19	105,371	—	(3)	—	0.76	04/13/29	—		—	—		—
	04/16/20	22,888	—	(3)	—	0.76	05/13/30	—		—	—		—
	02/01/21	—	—		—	—	—	10,460	(6)	19,874	—		—
	04/01/22	—	—		—	—	—	46,250	(6)	87,875	—		—
	04/01/23	—	—		—	—	—	106,832	(6)	202,981	—		—
	12/01/23	—	—		—	—	—	135,000	(6)	256,500	—		—
Rebecca Chavez	02/05/21	—	—		—	—	—	12,816	(6)	24,350	—		—
	12/01/21	—	—		—	—	—	17,434	(6)	33,125	—		—
	06/01/22	—	—		—	—	—	61,838	(7)	117,492	—		—
	03/01/23	—	—		—	—	—	34,025	(6)	64,648	—		—
	12/01/23	—	—		—	—	—	300,000	(8)	570,000	—		—
	06/01/22	—	—		—	—	—	—		—	23,878	(12)	45,368
	03/01/23	—	—		—	—	—	—		—	15,223	(13)	28,924
Michael Hughes	08/27/18	901,174	—	(3)	—	0.56	08/27/28	—		—	—		—
	02/26/21	—	—		—	—	—	37,500	(6)	71,250	—		—
	06/01/22	—	—		—	—	—	231,891	(7)	440,593	—		—
	06/01/22	—	—		—	—	—	—		—	89,542	(12)	170,130
Pasquale Romano	11/06/14	464,712	—	(3)	—	0.27	11/05/24	—		—	—		—
	11/01/17	2,210,534	—	(3)	—	0.84	01/25/28	—		—	—		—
	10/23/19	1,463,757	31,143	(4)	—	0.76	10/22/29	—		—	—		—
	02/01/20	1,494,900	—	(3)	—	0.76	6/1/2030	—		—	—		—
	06/01/22	—	—		—	—	—	662,544	(9)	1,258,834	—		—
	06/01/22	—	—		—	—	—	—		—	179,083	(14)	340,258
________________
(1)In accordance with SEC rules, market value is based on the closing price of our common stock on the last trading day of fiscal 2024 of $1.90 per share multiplied by the number of unvested RSUs.
(2)The total amounts and values reported equals the total number of unvested PRSUs that may be earned and vest based on the Company’s stock price appreciation performance targets over a four or five year period, at the threshold level, held by each named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the threshold level, by the market price of the Company’s common stock at the close of the last trading day in fiscal 2024, which was $1.90 per share. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through fiscal 2024 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through January 31, 2024, we were below threshold levels of the stock price appreciation performance targets and have accordingly reported the PRSUs at the threshold award level. The stock price appreciation targets for our fiscal 2023 and fiscal 2024 PRSUs are described in greater detail in the “Compensation Discussion and Analysis”

above and must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(3)Represents the unexercised portion of a fully vested option.
(4)Represents the unexercised portion of an option vesting at 1/48th per month until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(5)Represents the unvested portion of RSU awards which will vest over a five-year period. 20% of the RSUs will vest on June 20, 2023, and the remainder vesting at 1/20th per quarter thereafter, on each March 20, June 20, September 20 and December 20, subject to the named executive officer’s continued employment through the applicable vesting date.
(6)Represents the unvested portion of RSU awards vesting at 1/16th per quarter on each March 20, June 20, September 20 and December 20 after the vesting start date above until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(7)Represents the unvested portion of RSU awards vesting at 1/20th per quarter on each March 20, June 20, September 20 and December 20 after the vesting start date above until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(8)Represents the unvested portion of RSU awards vesting over a two-year period, 50% of the shares will vest on December 20, 2024 and the remainder will vest at 1/8th per quarter on each March 20, June 20, September 20 and December 20 until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(9)Represents the unvested portion of RSU awards vesting at 1/12th per quarter on each March 20, June 20, September 20 and December 20 after June 20, 2024, subject to the named executive officer’s continued employment through the applicable vesting date. Mr. Romano separated from service with ChargePoint in May 2024 and this award was cancelled without vesting.
(10)Represents the unearned portions of PRSU awards. The service-based conditions applicable to the PRSUs will vest over a five-year period. 20% of the PRSUs will vest June 20, 2023, and the remainder will vest in equal quarterly installments, thereafter, provided such officer remains in continuous service on each such vesting date or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above and must be achieved on or prior to the five-year anniversary of the grant date. The PRSU’s service-based quarterly vesting dates are March 20, June 20, September 20 and December 20.
(11)Represents the unearned portions of PRSU awards. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after December 20, 2023, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above and must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(12)Represents the unearned portions of PRSU awards. The service-based conditions applicable to 1/20th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after June 20, 2022, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above and must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(13)Represents the unearned portions of PRSU awards. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after March 20, 2023, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above and must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(14)Represents the unearned portions of PRSU awards. The service-based conditions applicable to 1/12th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after June 20, 2024, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above and must be achieved on or prior to the four-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20. Mr. Romano separated from service with ChargePoint in May 2024 and this award was cancelled without vesting.
Fiscal Year 2024 Option Exercises and Stock Vested Table
The following table shows the number of shares our named executive officers acquired upon exercise of options and vesting of RSUs during the fiscal year ending January 31, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Rick Wilmer	—	—	110,538	724,472
Mansi Khetani	—	—	54,716	319,127
Rebecca Chavez	—	—	47,052	287,690
Michael Hughes	290,000	2,141,360	103,754	651,576
Pasquale Romano	525,000	3,413,050	—	—
Rex Jackson	1,476,060	7,616,470	153,754	965,576
William Loewenthal	197,504	999,546	34,585	217,193
________________
(1)In accordance with SEC rules, the value realized is based on the closing price of our common stock on the date of exercise less the exercise price multiplied by the number of shares exercised.

(2)In accordance with SEC rules, the value realized is based on the closing price of our common stock on the vesting date multiplied by the number of shares vested.
Fiscal Year 2024 Potential Payments Upon Termination or Change in Control
At the end of fiscal 2024, Mses. Khetani and Chavez and Mr. Hughes were eligible for severance payments pursuant to their Original CIC Agreements and Mr. Wilmer was eligible for severance payments pursuant to the Wilmer CIC Agreement which is described more completely above in the section “Executive Compensation - Severance and Change in Control Protection.” The Original CIC Agreements had a three-year term from the closing of the Business Combination and superseded any severance provisions in the officer’s offer letter or employment agreement. Pursuant to these agreements, if a named executive officer’s employment was terminated by ChargePoint without Cause (as defined in the Original CIC Agreements) or if the officer resigned for Good Reason (as defined in the Original CIC Agreements) (either of which, an “Involuntary Termination”), the officer was eligible to receive a lump sum payment equal to six months of the officer’s then current base salary and COBRA premiums. If an Involuntary Termination occurred within 3 months prior to, or within 12 months after, a Change in Control, then the cash severance payment the officer was eligible to receive was increased to 12 months of the officer’s base salary and COBRA premiums, and, unless the Company provided otherwise when an equity award is granted, 100% of the officer’s time-based equity awards outstanding at the time the officer’s employment terminates will vest and any outstanding performance-based equity awards will vest at the greater of the target level of achievement or based on actual performance. As a condition to the receipt of severance benefits, the officer must execute a release of claims, resign from all positions with ChargePoint and return all company property. Please see the “Compensation Discussion and Analysis” above for a discussion of the Fiscal 2025 Severance Plan adopted following the conclusion of fiscal year 2024.
As noted above, during fiscal 2024, the Company experienced a number of senior leadership changes. The payments made to Messrs. Jackson and Loewenthal in connection with their separations from the Company were determined in accordance with their respective Executive Separation Agreement, described more completely above in the section “Executive Compensation – Severance and Change in Control Protection.” At the end of fiscal 2024, Mr. Romano’s eligibility for severance payments was governed by the Romano Separation Agreement, which is also described more completely above in the section “Executive Compensation – Severance and Change in Control Protection.”
Ms. Khetani received the Khetani RSUs for 135,000 shares of our common stock in connection with her appointment as our Interim Chief Financial Officer. The Khetani RSUs will vest in equal quarterly installments over one-year from the date of grant, provided, however, the Khetani RSUs will be subject to full accelerated vesting in the event Ms. Khetani is terminated without Cause (as defined in the Khetani Addendum). In addition, Mr. Romano was granted an option to purchase 1,494,900 shares of our common stock in June 2020 that accelerated with respect to 6/48th of the total option shares if Mr. Romano was subject to a termination without cause or a resignation for good reason prior to January 31, 2024. Mr. Romano was employed by us as of January 31, 2024, on the date the option vested in full in accordance with its terms. In addition, as noted above, in fiscal 2024, our Compensation Committee approved an amendment to all our outstanding employee equity award agreements and all future equity awards, including options, RSUs and PRSUs, to provide that in the event of a participant's termination of employment due to death or total and permanent disability, the time-based service components of such awards will vest in full. In the case of any PRSUs awards, the awards will only vest to the extent the performance-based vesting conditions have been achieved as of the date of such termination.
In fiscal 2023 and fiscal 2024 we granted PRSUs to our executive officers, including the CEO PRSUs we granted to Mr. Wilmer in connection with his promotion to our Chief Executive Officer, that included both service- and performance-based vesting requirements with a term of four or five years. In connection with any change in control, the performance period will end and, to the extent not previously satisfied, the performance-based conditions will be assessed using the closing price of the Company’s common stock three trading days prior to closing of the change in control (the “Change in Control Price”), with straight-line interpolation used for a Change in Control Price in between the three stock price appreciation targets of $17.00, $22.00 and $30.00 for the fiscal 2023 PRSUs and the four stock price appreciation targets of $5.00, $7.50, $10.00 and $12.50 for the CEO PRSUs. Any PRSUs for which the performance-based conditions have not been satisfied will be automatically forfeited, will not be subject to any acceleration and will be cancelled immediately prior to, but contingent upon, the closing of the change in control transaction. The service-based conditions applicable to the PRSUs will be satisfied immediately prior to, but contingent upon, closing of the change in control, subject to the executive officer’s continuous service through such time. Because the Company’s trading price in the three trading days prior to January 31, 2024, did not meet the minimum stock price appreciation target for any tranche of the fiscal 2023 PRSUs or the CEO PRSUs, there is no value attributable to the PRSUs in the table below assuming a change in control occurred as of January 31, 2024.

The following table describes the potential payments and benefits upon termination of our named executive officer’s employment before or after a change in control of the Company described above, assuming both a change in control (if applicable) and each officer’s termination of employment occurred on January 31, 2024.

Name	Cash Severance ($)	Equity Acceleration(1) ($)	Total ($)
Rick Wilmer
Non-Change in Control Termination	644,795	—	644,795
Change in Control Termination	1,904,692	2,067,255	3,971,947
Death or Disability	—	2,067,255	2,067,255
Mansi Khetani
Non-Change in Control Termination(2)	212,938	256,500	469,438
Change in Control Termination	425,876	567,230	993,106
Death or Disability	—	567,230	567,230
Rebecca Chavez
Non-Change in Control Termination	219,518	—	219,518
Change in Control Termination	439,037	809,615	1,248,652
Death or Disability	—	809,615	809,615
Michael Hughes(3)
Non-Change in Control Termination	239,008	—	239,008
Change in Control Termination	478,017	511,843	989,860
Death or Disability	—	511,843	511,843
Pasquale Romano(4)
Non-Change in Control Termination	514,008	—	514,008
Change in Control Termination	—	—	—
Death or Disability	—	1,294,337	1,294,337
Rex Jackson(5)
Non-Change in Control Termination	291,121	—	291,121
Change in Control Termination	—	—	—
Death or Disability	—	747,375	747,375
William Loewenthal(6)
Non-Change in Control Termination	139,445	—	139,445
Change in Control Termination	—	—	—
Death or Disability	—	177,881	177,881
________________
(1)Reflects the number of options and/or RSUs held by the officer that would have vested on January 31, 2024, under each scenario, multiplied by the closing price of our common stock on the last day of the fiscal year of $1.90 per share, less (in the case of options) the exercise price per share.
(2)Includes the value of the Khetani RSUs.
(3)Mr. Hughes resigned as our Chief Commercial and Revenue Officer effective as of February 29, 2024, and became eligible to receive the Non-Change in Control Termination severance benefits described here.
(4)Mr. Romano separated as our Chief Executive Officer effective as of November 16, 2023, and became eligible to receive the Non-Change in Control Termination severance benefits described here. Mr. Romano was not eligible to receive any Change in Control Termination benefits as of January 31, 2024.
(5)Mr. Jackson separated as our Chief Financial Officer effective as of November 16, 2023, and became eligible to receive the Non-Change in Control Termination severance benefits described here. Mr. Jackson was not eligible to receive any Change in Control Termination benefits as of January 31, 2024 or death or disability vesting as of January 31, 2024.
(6)Mr. Loewenthal separated as our Chief Product Officer effective as of September 15, 2023, and became eligible to receive the Non-Change in Control Termination severance benefits described here. Mr. Loewenthal was not eligible to receive any Change in Control Termination benefits as of January 31, 2024 or death or disability vesting as of January 31, 2024.

Chief Executive Officer Pay Ratio Disclosures
This section includes a comparison of the annual total income of our Chief Executive Officer as of January 31, 2024, Mr. Wilmer, against the median of the annual total compensation of all of our employees (other than Mr. Wilmer), for our fiscal 2024, determined in accordance with SEC rules. The methodology we used to calculate the pay ratio is described below.

(A) Annual Total Compensation of Mr. Wilmer(1)	$3,600,552
(B) Annual Total Compensation of Median Employee	$103,704
(C) Ratio of A/B	35 : 1
________________
(1)To calculate Mr. Wilmer’s compensation for the purpose of this pay ratio disclosure, we annualized the salary he earned in fiscal 2024 following his promotion to President and Chief Executive Officer. We did not annualize the value of the RSU and PRSU awards granted to Mr. Wilmer in December 2023 as the values of such awards were not impacted by his period of service as President and Chief Executive Officer during fiscal 2024. As a result, this amount differs from his compensation as reported in our Fiscal Year 2024 Summary Compensation Table, consistent with the applicable SEC rules.
The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions (the "Pay Ratio Rule"). The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.
Methodology
For fiscal 2024, we identified our median employee in the following manner which reflects the growth of our employee population and international expansion:
•During fiscal 2024, we engaged in a series of reorganizations that we believe resulted in a meaningful change to our worldwide employee base as compared to our employee base of the end of fiscal year 2023. As a result, we determined to calculate a new median employee for fiscal year 2024 rather than use the same median employee utilized in our fiscal 2023 pay ratio disclosures, consistent with the manner permitted pursuant to the Pay Ratio Rule.
•We determined the pool of employees (i.e., employees whose compensation data would be considered in our analysis) by identifying each individual who was a full-time, part-time, seasonal or temporary worker for us or any of our consolidated subsidiaries as of January 31, 2024. For the purpose of this analysis, we did not exclude any part of our employee population based on geographic location or based on any other de minimis exceptions. We calculated the target worldwide employee population compensation by reviewing their annual base salary as of January 31, 2024. For all employees that have been employed for less than a full year, their annualized salary figures were used for the analysis. We selected base salary to identify the median employee as it represents the principal form of compensation delivered to all of our employees and is readily available in each geographic location.
•For employees who were paid in currency other than U.S. dollars, we converted their salary into U.S. dollars based on the applicable exchange rates as of January 31, 2024.
•We did not make any cost-of-living adjustments.
Next, we ordered all of the qualifying employees based on their annual base salary and identified the median as the appropriate employee nearest to the middle of the ordered list. We believe the “median” employee’s compensation characteristics accurately reflect the compensation of a typical employee.
Once we identified our median employee, we determined the median employee’s total annual compensation, for purposes of the disclosure in the table above, in accordance with the Summary Compensation Table rules, as required by Item 402(c) of Regulation S-K.

Pay Versus Performance Disclosure
Pursuant to the Exchange Act, we are required to disclose in this Proxy Statement certain information comparing the total compensation of our Chief Executive Officer (our “CEO”) and the average total compensation of our other named executive officers (whom we also refer to below as our “NEOs”), in each case as reported in the Fiscal Year 2024 Summary Compensation Table presented in this Proxy Statement and as “compensation actually paid” to such NEOs as determined pursuant to applicable SEC rules, to the Company’s performance as presented in the table below.

Fiscal Year	Summary Compen- sation Table Total for CEO (Rick Wilmer) ($)	Compen- sation Actually Paid to CEO (Rick Wilmer) ($)(1)	Summary Compen- sation Table Total for Former CEO (Pasquale Romano) ($)	Compen- sation Actually Paid to Former CEO (Pasquale Romano) ($)(1)	Average Summary Compen- sation Table Total for Other NEOs ($)(2)	Average Compen- sation Actually Paid to Other NEOs ($)(1)(2)	Value of Initial $100 Investment Based On:		Net Income ($ Millions)
							ChargePoint TSR ($)	Peer Group TSR ($)(3)		Revenue ($ Millions)
2024	3,497,427	(366,144)	602,418	(30,047,981)	1,081,990	(3,297,967)	19	181	(457.6)	506.6
2023	—	—	16,755,533	12,734,139	7,444,668	6,379,049	121	118	(345.1)	468.1
2022	—	—	58,679,085	(43,687,041)	6,277,153	(842,989)	139	149	(132.2)	241.0
2021	—	—	859,167	118,772,104	598,305	16,150,311	381	132	(197.0)	146.5
________________
(1)SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance table. “Compensation Actually Paid” does not necessarily reflect cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of the last day of the applicable fiscal year or, if earlier, the vesting date (rather than the grant date). Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details these adjustments to compensation as reported in the Summary Compensation Table:

		Former CEO (Pasquale Romano) ($)				CEO (Rick Wilmer) ($)
		2021	2022	2023	2024	2024
	Summary Compensation Table Total	859,167	58,679,085	16,755,533	602,418	3,497,427
Less:	Grant Date Fair Value of Equity Awards	0	(43,823,305)	(15,748,310)	0	(2,975,552)
Plus:	Year End Fair Value of Equity Awards Granted in the Year*	+52,485,939	+0	+14,905,745	+0	+3,092,606
Plus:	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year*	+0	+0	+0	+0	+283,593
	Change in Fair Value of Unvested Equity Awards Granted in Prior Years*	+59,540,855	(49,918,633)	(3,210,594)	(13,550,654)	(3,911,384)
	Change in Fair Value of Equity Awards From Prior Years that Vested in the Covered Year*	+5,886,144	(8,624,187)	+31,767	(17,099,744)	(352,834)
=	Compensation Actually Paid	118,772,104	(43,687,041)	12,734,139	(30,047,981)	(366,144)

		Average of Other NEOs ($)
		2021	2022	2023	2024
	Summary Compensation Table Total	598,305	6,277,153	7,444,668	1,081,990
Less:	Grant Date Fair Value of Equity Awards	0	(4,095,000)	(6,835,537)	(591,009)
Less:	Fair Value as of the Prior Fiscal Year End of Forfeited Equity Awards in the Fiscal Year	0	0	0	(1,915,639)
Plus:	Year End Fair Value of Equity Awards Granted in the Year*	+0	+1,350,375	+5,517,011	+224,793
Plus:	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year*	+0	+980,063	+257,989	+34,367
	Change in Fair Value of Unvested Equity Awards Granted in Prior Years*	+13,741,281	(2,594,101)	(128,026)	(1,673,068)
	Change in Fair Value of Equity Awards From Prior Years that Vested in the Covered Year*	+1,810,725	(2,761,479)	+122,944	(459,401)
=	Compensation Actually Paid	16,150,311	(842,989)	6,379,049	(3,297,967)
________________

*All performance-based RSU (PRSU) award valuations included in "compensation actually paid" values were performed using the Monte Carlo probability model in a manner consistent with the process used to determine their grant date fair values, and all stock option valuations included in "compensation actually paid" values were performed using the Black-Scholes option pricing model in a manner consistent with the process used to determine stock option grant date fair values (refer to our Annual Report on Form 10-K filed on April 1, 2024 for additional detail).
(2)The other NEOs in each covered year were as follows:
2024 - Mansi Khetani, Rebecca Chavez, Michael Hughes, Rex Jackson and William Loewenthal
2023 - Rick Wilmer, Rex Jackson, Michael Hughes and Eric Sidle
2022 - Rex Jackson, Michael Hughes, Colleen Jansen, Eric Sidle and Christopher Burghardt
2021 - Michael Hughes and Christopher Burghardt
(3)S&P Application Software index, consistent with our stock performance chart in our Annual Report on Form 10-K filed on April 1, 2024.
The relationship between "compensation actually paid" (CAP) and the financial performance elements reflected in the above Pay versus Performance table are described in the below charts:

Compensation Actually Paid versus TSR 2021-2024*
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$400
$350
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
$200
$175
$150
$125
$100
$75
$50
$25
$0
-$25
-$50
$381.0
$118.8
$16.2
$100.0
$139.0
-$0.8
-$43.7
$121.0
$12.7
$6.4
$19.0
-$0.4
-$3.3
-$30.0
2020
2021
2022
2023
2024
CAP to CEO
CAP to Former CEO
Avg. NEO CAP
ChargePoint TSR

*    2022 Avg. NEO CAP and 2024 CAP to CEO are too small to have visible bar indicators in the chart.

Compensation Actually Paid versus GAAP Net Income
2021-2024*
GAAP Net Income ($Mil.)
Compensation Actually Paid ($ Mil.)
$600
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
-$400
$120
$100
$80
$60
$40
$20
$0
-$20
-$40
-$60
-$80
$118.8
$16.2
-$197.0
-$0.8
-$132.2
-$43.7
$12.7
$6.4
-$345.1
-$0.4
-$3.3
-$30.0
-$457.6
2021
2022
2023
2024
CAP to CEO
CAP to Former CEO
Avg. NEO CAP
GAAP Net Income

*    2024 CAP to CEO is too small to have a visible bar indicator in the chart.

Compensation Actually Paid versus
Revenue 2021-2024*
Revenue ($Mil.)
Compensation Actually Paid ($ Mil.)
$500
$400
$300
$200
$100
$0
-$100
-$200
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$118.8
$146.5
$16.2
$241.0
-$43.7
-$0.8
$468.1
$12.7
$6.4
$506.6
-$0.4
-$3.3
-$30.0
2021
2022
2023
2024
CAP to CEO
CAP to Former CEO
Avg. NEO CAP
Revenue

*    2024 CAP to CEO is too small to have a visible bar indicator in the chart.

ChargePoint TSR versus Peer Group TSR 2021-2024
$381
$132
$149
$139
$100
$121
$118
$181
$19
$400
$300
$200
$100
$0
Indexed Total Shareholder Return
2020
2021
2022
2023
2024
ChargePoint TSR
Peer Group TSR

The following measures, in our assessment, represent the most important financial performance measures that link "compensation actually paid" to our named executive officers, for fiscal 2024, to ChargePoint’s performance:
1)Revenue
2)Adjusted EBITDA
3)Absolute Stock Price Performance

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of January 31, 2024, with respect to shares that may be issued under ChargePoint’s existing equity compensation plans.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	(c) Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by security holders	42,960,665	0.74	47,471,339
Equity compensation plans not approved by security holders	0	0	0
Total	42,960,665	0.74	47,471,339
________________
(1)This amount includes (a) 11,396,756 options to purchase shares of ChargePoint common stock under the Coulomb Technologies, Inc. 2007 Stock Incentive Plan and ChargePoint, Inc. 2017 Stock Plan, and (b) 31,563,909 shares of ChargePoint common stock that may be issued upon the vesting of RSUs and PRSUs granted under the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan.
(2)Represents the weighted average exercise price as of January 31, 2024, of options to purchase 11,396,756 shares of ChargePoint common stock.
(3)This amount includes 34,331,567 shares of ChargePoint common stock available under the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan and 13,139,772 shares of ChargePoint common stock reserved for issuance under the 2021 Employee Stock Purchase Plan. On the first day of each March, beginning on March 1, 2021, and continuing through March 1, 2030, the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan reserve will automatically increase by a number equal to the lesser of (a) 5% of the total number of shares of ChargePoint common stock issued and outstanding on the last day of the preceding month and (b) a number of shares determined by the Board. On the first day of each March during the term of the 2021 Employee Stock Purchase Plan, commencing on March 1, 2021 and ending on (and including) March 1, 2040, the aggregate number of shares of ChargePoint common stock that may be issued under the 2021 Employee Stock Purchase Plan shall automatically increase by a number equal to the lesser of (i) one percent (1%) of the total number of shares of ChargePoint common stock issued and outstanding on the last day of the preceding month, (ii) 5,400,000 shares (subject to standard anti-dilution adjustments), or (iii) a number of shares determined by the Board.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to ChargePoint regarding the beneficial ownership of the Company’s Common Stock by:
•each person who is known by ChargePoint to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•each current named executive officer and director of the Company; and
•all current executive officers and directors of the Company, as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership percentages set forth in the table below are based on 425,133,634 shares of Common Stock issued and outstanding as of April 30, 2024.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Unless otherwise noted in the footnotes to the following table, the business address of each executive officer and director is 240 East Hacienda Avenue, Campbell, California 95008.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total(%)
Greater than 5% Stockholders:
Q-GRG VII (CP) Investment Partners, LLC(2)	37,766,456	8.7
The Vanguard Group(3)	29,043,462	6.8
Named Executive Officers and Directors:
Rick Wilmer(4)	194,778	*
Roxanne Bowman(5)	377,805	*
Elaine L. Chao(6)	24,410	*
Bruce Chizen(7)	1,701,845	*
Axel Harries(8)	35,255	*
Susan Heystee(9)	38,143	*
Jeffrey Harris	—	*
Mark Leschly(10)	456,201	*
Michael Linse(11)	11,590,946	2.7
Ekta Singh-Bushell(12)	13,579	*
G. Richard Wagoner, Jr.(13)	520,267	*
Mansi Khetani(14)	350,186	*
Rebecca Chavez(15)	85,010	*
Michael Hughes(16)	1,175,724	*
Pasquale Romano(17)	6,153,861	1.4
Rex Jackson(18)	1,476,262	*
William Loewenthal(19)	265,967	*
All directors and executive officers as a group (14 individuals)(20)	15,501,056	3.5
________________
*Less than one percent
(1)Includes the number of shares owned and the number of shares that may be acquired via the exercise of vested options, vesting of restricted stock units or exercise of warrants within 60 days of April 30, 2024.
(2)Includes (a) 26,607,128 shares of Common Stock held directly by Q-GRG VII (CP) Investment Partners, LLC (“Q-GRG”) and 35,255 shares of Common Stock subject to restricted stock units vested within 60 days of April 30, 2024, held by Jeffrey Harris for the benefit of Q-GRG, as reported on Form 4 filed with the SEC on September 22, 2023, and (b) 11,124,073 shares of Common Stock subject to warrants exercisable within 60 days of April 30, 2024, all of which is held directly by Q-GRG. QEM VII, LLC (“QEM VII”) is the managing member of Q-GRG. Therefore, QEM VII may be deemed to share voting and dispositive power over the securities held by Q-GRG and may also be deemed to be the beneficial owner of these securities. QEM VII disclaims beneficial ownership of such securities in excess of its pecuniary interest in the securities. Any decision taken by QEM VII to vote, or to direct to vote, and to dispose, or to direct the disposition of, the securities held by Q-GRG has to be approved by a majority of the members of its investment committee, which majority must include S. Wil VanLoh, Jr. Therefore, Mr. VanLoh, Jr. may be deemed to share voting and dispositive power over the securities held by Q-GRG and may also be deemed to be the beneficial owner of these securities. Mr. VanLoh, Jr. disclaims beneficial ownership of such securities in excess of his pecuniary interests in the securities. The principal address of Q-GRG is 800 Capitol Street, Suite 3600, Houston, TX 77002.
(3)Includes (a) 133,663 shares of Common Stock with respect to shared voting power, (b) 28,586,856 shares of Common Stock with respect to sole dispositive power, and (c) 456,606 shares of Common Stock with respect to shared dispositive power, as reported on Schedule 13G/A filed with the SEC on February 13, 2024. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)Includes (a) 122,591 shares of Common Stock and (b) 72,187 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2024, all of which is held directly by Mr. Wilmer.
(5)Includes 377,805 shares of Common Stock held by Ms. Bowman.
(6)Includes 24,410 shares of Common Stock held by Ms. Chao.
(7)Includes (a) 24,162 shares of Common Stock and 338,640 shares of Common Stock subject to options exercisable within 60 days of April 30, 2024, all of which is held directly by Mr. Chizen, (b) 1,247,256 shares of Common Stock and 87,821 shares of Common Stock subject to a warrant exercisable within 60 days of April 30, 2024, all of which is held directly by the Bruce Chizen 2009 Irrevocable Trust, dated January 24, 2009 (the “Chizen Trust”) and (c) 3,966 shares of Common Stock held directly by the Gail Chizen 2009 Irrevocable Trust (the “Gail Chizen Trust”). Mr. Chizen is the co-trustee of each the Chizen Trust and the Gail Chizen Trust and has shared voting and investment power over the shares held by each of the Chizen Trust and the Gail Chizen Trust.
(8)Includes 35,255 shares of Common Stock held by Mr. Harries.

(9)Includes (a) 21,616 shares of Common Stock, (b) 4,027 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2024, held directly by Ms. Heystee. and (c) 12,500 shares of Common Stock held directly by the CHELST Irrevocable Trust. Ms. Heystee is the trustee of the CHELST Irrevocable Trust and has sole voting and investment power over the shares held by the CHELST Irrevocable Trust.
(10)Includes (a) 35,255 shares of Common Stock held by Mr. Leschly, and (b) 420,946 shares of Common Stock held directly by Iconica LLC. As the managing member of Iconica LLC, Mr. Leschly possesses sole power to direct the voting and disposition of the shares owned by Iconica LLC. The principal address of Iconica LLC is c/o Iconica Partners, 525 University Avenue, Suite 1350, Palo Alto, CA 94301.
(11)Includes (a) 1 share which is held by Linse Capital LLC (“Linse Capital”), (b) 2,166,266 shares of Common Stock subject to a warrant exercisable within 60 days of April 30, 2024, all of which is held directly by Linse Capital CP V, LLC (“Linse V”), (c) 9,389,424 shares of Common Stock subject to a warrant exercisable within 60 days of April 30, 2024, all of which is held directly by Linse Capital CP VI, LLC, (“Linse VI”), and (d) 35,255 shares of Common Stock subject to restricted stock units held by Michael Linse for the benefit of Linse Capital. Michael Linse is the managing director of Linse Capital, which is the manager of Linse V, and the manager of Linse Capital Management PR LLC (“LCMPR”). LCMPR is the general partner of Linse Capital CP VI GP LP (“Linse GP VI”), which is the manager of Linse VI. Each of Michael Linse and Linse Capital possesses power to direct the voting and disposition of the shares owned by Linse V, and each of Michael Linse and Linse Capital may be deemed to have an indirect beneficial ownership of such shares. Each of Linse GP VI, LCMPR, Linse Capital and Michael Linse possesses power to direct the voting and disposition of the shares owned by Linse VI, and each of Linse GP VI, LCMPR, Linse Capital and Michael Linse may be deemed to have an indirect beneficial ownership of such shares. The principal address of Linse Capital, Linse V and Linse VI is 53 Calle Palmeras, Suite 601, San Juan, Puerto Rico 00901.
(12)Includes 13,571 shares of Common Stock held by Ms. Singh-Bushell.
(13)Includes (a) 35,255 shares of Common Stock and 379,717 shares of Common Stock subject to options exercisable within 60 days of April 30, 2024 all of which is held by Mr. Wagoner and (b) 70,166 shares of Common Stock and 35,129 shares of Common Stock subject to a warrant exercisable within 60 days of April 30, 2024, all of which is held directly by the G. Richard Wagoner, Jr. Trust dated July 13, 1989, as amended and restated October 19, 2018 (the “Wagoner Trust”). Mr. Wagoner is the trustee of the Wagoner Trust and has sole voting and investment power over the shares held by the Wagoner Trust.
(14)Includes (a) 172,442 shares of Common Stock, (b) 128,259 shares of Common Stock subject to options exercisable within 60 days of April 30, 2024, and (c) 49,485 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2024, all of which is held directly by Ms. Khetani.
(15)Includes (a) 72,593 shares of Common Stock, and (b) 12,417 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2024, all of which is held directly by Ms. Chavez.
(16)Includes (a) 248,612 shares of Common Stock, (b) 901,174 shares of Common Stock subject to options exercisable within 60 days of April 30, 2024, and (c) 25,938 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2024, all of which is held directly by Mr. Hughes.
(17)Includes (a) 488,815 shares of Common Stock and (b) 5,665,046 shares of Common Stock subject to options exercisable within 60 days of April 30, 2024, all of which is held directly by Mr. Romano.
(18)Includes (a) 1,278,927 shares of Common Stock, all of which is held directly by Mr. Jackson and (b) 197,335 shares of Common Stock, all of which is held directly by the Jackson 1997 Trust Dated November 6, 1997 (the “Jackson Trust”). Mr. Jackson is the co-trustee of the Jackson Trust and has shared voting and investment power over the shares held by the Jackson Trust.
(19)Includes 265,967 shares of Common Stock held by Mr. Loewenthal.
(20)Includes (a) 2,813,243 shares of Common Stock, (b) 846,616 shares of Common Stock subject to options exercisable within 60 days of April 30, 2024, (c) 162,557 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2024, and (d) 11,678,640 shares of Common Stock subject to warrants exercisable within 60 days of April 30, 2024.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Policies and Procedures for Related Party Transactions
The Board reviews and considers the interests of its directors, executive officers and principal stockholders in its review and consideration of transactions and forms committees of non-interested directors when it determines that the formation of such committees is appropriate under the circumstances.
We have a written related party transaction policy. The policy provides that officers, directors, nominees for directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with ChargePoint without the prior consent of the Audit Committee, or other independent members of our Board in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting the proposed transactions, the Audit Committee will take into account all of the relevant facts and circumstances available. Approval of such transactions is given only if it is determined by the Audit Committee that such transactions is in, or not inconsistent with, the best interests of ChargePoint and its stockholders.
In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements and indemnification arrangements, discussed, when required, in this Proxy Statement, the following is a description of each transaction since February 1, 2023 and each currently proposed transaction in which:
•ChargePoint has been or is to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of ChargePoint’s directors, nominees for directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Registration Rights
In connection with the closing of the Business Combination, ChargePoint and the holders of registration rights in Switchback and Legacy ChargePoint (the “Registration Rights Holders”) entered into an amended and restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, we filed a Registration Statement on Form S-1 on March 2, 2021 (the “First Registration Statement”) and further filed a Post-Effective Amendment No. 3 to Form S-1 on Form S-3 on March 1, 2022, to maintain the effectiveness of the First Registration Statement. In certain circumstances, the Registration Rights Holders can demand up to four underwritten offerings and will be entitled to customary piggyback registration rights. Pursuant to the terms of the A&R Registration Rights Agreement, we filed an additional registration statement on Form S-1 on July 12, 2021, registering for resale 12,000,000 shares of our common stock held by the Registration Rights Holders.
Indemnification Agreements
Our Second Amended and Restated Certificate of Incorporation contains provisions limiting the liability of our directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. The Second Amended and Restated Certificate of Incorporation and our Bylaws also provide us with discretion to indemnify officers and employees when determined appropriate by the Board.
We entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer or other key employee because of his or her status as one of our directors, executive officers or other key employees, to the fullest extent permitted by the DGCL, the Charter and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer or key employee.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are ChargePoint Holdings, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our Proxy Materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc. toll-free at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended January 31, 2024, all Section 16(a) filing requirements were satisfied on a timely basis with the exception of (i) late Forms 4 for Henrik Gerdes filed on February 22, 2024 and March 29, 2024 and (ii) a late Form 4 for Pasquale Romano filed on July 7, 2023.
Fiscal Year 2024 Annual Report and SEC Filings
Our financial statements for our fiscal year ended January 31, 2024, are included in our 2024 Annual Report, which we filed with the SEC on April 1, 2024 and which we will make available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our 2024 Annual Report are posted on our website at www.chargepoint.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2024 Annual Report without charge by sending a written request to: Corporate Secretary, ChargePoint Holdings, Inc., 240 East Hacienda Avenue, Campbell, CA 95008.
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 8, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CHPT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 8, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V40335-P10529

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHARGEPOINT HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Roxanne Bowman
02) Axel Harries
03) Mark Leschly
04) Ekta Singh-Bushell

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

V40336-P10529

CHARGEPOINT HOLDINGS, INC.
Annual Meeting of Stockholders
July 9, 2024 1:00 p.m., Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rick Wilmer and Rebecca Chavez, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHARGEPOINT HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., Pacific Time on July 9, 2024, at **www.virtualshareholdermeeting.com/CHPT2024**, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side